FRANKLIN STRATEGIC SERIES

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Semiannual Report

Economic and Market Overview

The U.S. economy expanded modestly despite geopolitical and inflationary pressures during the six-month period ended October 31, 2011. Although the manufacturing sector powered the U.S. economy out of the recession, its growth rate slowed from the pace earlier in 2011. European and Asian manufacturing activity also slumped in the period’s second half. Third quarter U.S. gross domestic product growth registered an estimated annualized 2.0% rate, following a 1.3% annualized rate in 2011’s second quarter.1

The U.S. financial system continued to heal, but the country still faced persistent unemployment, housing market weakness and massive debt. The U.S. Federal Reserve Board (Fed) cut its growth forecast for the world’s largest economy as manufacturing growth slowed globally. Some observers attributed the slow growth to the effects of Japan’s earthquake and its aftermath, high commodity prices and a fading inventory restocking cycle. Monetary policy tightening in most parts of the world also inhibited growth and cooled the commodities rally. Inflation rose across much of the world but stayed relatively contained in the U.S. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt to support economic growth.

Corporate profit strength and favorable economic prospects in some regions of the world supported equities, but investors weathered oil supply disruptions due to revolutions and civil unrest in the Middle East and North Africa that began in late 2010, as well as the multiple crises triggered by Japan’s earthquake and tsunami in early 2011. Also weighing on investor sentiment were sovereign debt worries and credit downgrades in Europe, the political stalemate in raising the U.S. debt ceiling and Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA. U.S. stocks declined for the six-month reporting period as measured by the Standard & Poor’s® 500 Index.2

1. Source: Bureau of Economic Analysis.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

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In late September, the Fed announced plans designed to boost the economy by driving down long-term interest rates. The Fed intends to sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower for the period under review.

The foregoing information reflects our analysis and opinions as of October 31, 2011. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin Flex Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2011.

Performance Overview

For the six months under review, Franklin Flex Cap Growth Fund – Class A had a cumulative total return of -8.36%. Compared with its narrow benchmarks, the Fund underperformed the -6.67% total return of the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, and the -6.02% total return of the Russell 1000® Growth Index, which tracks performance of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.1 Additionally, the Fund underperformed the -7.11% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. RUSSELL® is a trademark of the Frank Russell Company. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 50.

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and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, nearly all stock sectors lost value as investor risk aversion generally rose in an uncertain economic environment. Some of the major detractors from the Fund’s performance relative to the Russell 3000® Growth Index came from the information technology (IT), financials and health care sectors.2 In the IT sector, our position in weak-performing network solutions provider Acme Packet and underweighted allocation to strong-performing web giant Google3 hurt relative performance. Despite its strong balance sheet and earnings results, financial advisory and asset management firm Lazard declined in value along with most companies in the financials sector due to investor anxiety about the eurozone sovereign debt crisis.3 In the health care sector, the share price of life sciences tools and services company Illumina fell due to weakening global demand, lower academic spending and uncertainty about government funding levels.3 Although the Fund’s investments in the industrials sector generally aided relative results, our position in Joy Global hurt performance as the mining machinery manufacturer’s share price declined along with many mining stocks due to the global commodity price correction during the six-month period.3, 4

Despite generally weak stock performance, several Fund holdings produced positive results. Some of the key contributors to the Fund’s relative performance during the reporting period came from the energy and consumer discretionary sectors.5 In the energy sector, our position in oil and gas company Petrohawk

2. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The financials sector comprises banks, diversified financials and insurance in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

3. No longer held at period-end.

4. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

5. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

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Energy aided relative results as its share price surged following the announcement of BHP Billiton’s acquisition offer.3 The stock price of clothing designer and manufacturer Ralph Lauren in the consumer discretionary sector rose as the company generated strong sales in its own stores and in international markets due to global demand for men’s, women’s and children’s clothing and accessories. Although our IT sector holdings generally detracted from relative results, our positions in worldwide voice and language solutions provider Nuance Communications and the two largest global payment companies, MasterCard and Visa, helped relative performance. Nuance Communications benefited from growth in its mobile, imaging and health care businesses, as well as better trends in its enterprise business. Despite investor concerns that continued economic uncertainties would hurt consumers, MasterCard’s and Visa’s stocks delivered double-digit returns resulting from higher debit and credit purchase volume and transaction growth.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 10/31/11

Franklin Flex Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Performance Summary (continued)

Endnotes

Investors should be comfortable with fluctuations in the value of their investments, as small and midsized company stocks can be volatile, especially over the short term. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in technology securities, which can be highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/2/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.19% and +5.68%.

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Your Fund’s Expenses

Franklin Flex Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.73%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Focused Core Equity Fund

Your Fund’s Goal and Main Investments: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund will invest primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500®).

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Focused Core Equity Fund covers the period ended October 31, 2011.

Performance Overview

For the six months under review, Franklin Focused Core Equity Fund – Class A had a -10.05% cumulative total return. The Fund underperformed the -7.11% total return of its benchmark, the S&P 500, which tracks the broad U.S. stock market.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 16.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 58.

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Manager’s Discussion

During the six months under review, the broad stock market declined as investors became more risk averse amid global economic uncertainties. The Fund’s energy, information technology (IT), financials and telecommunication services holdings generally were key detractors from absolute performance. In the energy sector, Europe’s largest independent petroleum refiner and wholesaler Petroplus Holdings declined in value due to lower European refining margins resulting from higher crude oil prices and eurozone sovereign debt crisis concerns. In the IT sector, wireless devices and software manufacturer Research in Motion’s share price fell due to lower-than-expected earnings, delayed launch of the PlayBook tablet’s new version and a widespread outage of its BlackBerry devices. Leading global specialty glass and ceramics manufacturer Corning, also in the IT sector, was negatively affected by global economic concerns and short-term cutbacks in display orders despite continued strong retail demand for LCD (liquid crystal display) products. In the telecommunication services sector, NII Holdings, a U.S.-based company that provides wireless communication in Latin America, improved its subscriber growth but was adversely affected by lower local currency rates in relation to the U.S. dollar as the company incurred higher operating expenses related to its 3G network deployment. Although diversified financial services company JPMorgan Chase & Co. in the financials sector continued to deliver stronger-than-expected earnings, its share price declined along with most financials stocks due to the U.S. long-term credit rating downgrade and the prolonged eurozone sovereign debt crisis.

As global stocks rallied in October due to better-than-expected U.S. economic growth and hopes for a resolution to the eurozone sovereign debt crisis, several Fund holdings delivered positive results. Major contributors to the Fund’s absolute performance for the reporting period came largely from investments in the consumer discretionary and health care sectors. In the consumer discretionary sector, for-profit education company Apollo Group and multi-line retailer Target, which we mentioned in the previous reporting period as detractors from performance, were among the largest contributors for the six months under review. Apollo Group, the first among its peers to enhance its business model, continued to deliver better-than-expected earnings. Target generated strong sales results and financial performance despite a challenging economic environment on the strength of its PFresh grocery concept and 5% rewards program. The stock price of life sciences tools and services company Pharmaceutical Product Development in the health care sector rose after the announcement of a private equity leveraged buyout that would take the company private in the fourth quarter of 2011. Research-based biopharmaceutical

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company Gilead Sciences in the health care sector benefited from the U.S. Federal Drug Administration’s approval of its new HIV treatment regimen and stronger product sales. Although the Fund’s holdings in the IT sector generally detracted from performance, communications networking leader Cisco Systems, which benefited from completing the majority of its restructuring while generating solid revenue growth, aided the Fund’s overall returns.

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 10/31/11

Franklin Focused Core Equity Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain nonroutine expenses) until 8/31/12.

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Performance Summary (continued)

Endnotes

While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. Since the Fund invests in a relatively small number of companies, the Fund is subject to the risk that poor performance by several companies could adversely affect Fund performance more so than a more broadly diversified fund. Special risks are involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund also has the potential to invest in foreign company stocks, which involve exposure to currency volatility and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

Franklin Focused Core Equity Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.19%; C: 1.89%; R: 1.39%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Growth Opportunities Fund

Your Fund’s Goal and Main Investments: Franklin Growth Opportunities Fund

seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2011.

Performance Overview

For the six months under review, Franklin Growth Opportunities Fund –Class A had a cumulative total return of -8.44%. The Fund underperformed the -6.67% total return of its narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.1 The Fund also underperformed the -7.11% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 65.

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generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, the broad stock market lost value as investor risk aversion generally rose in an uncertain economic environment. Some of the major detractors from the Fund’s absolute performance came from the energy, information technology (IT) and industrials sectors. In the energy sector, a key detractor was steam and metallurgical coal company Alpha Natural Resources, which we sold during the period. Multinational oilfield service company Weatherford International, also in the energy sector, benefited from increased oil production activity in North America, but was adversely affected by the deconsolidation of three joint ventures in the Middle East, North Africa and Asia, as well as a stronger U.S. dollar, which reduced profits denominated in non-U.S. currencies. In the IT sector, communications solutions and optical products provider JDS Uniphase, which we added during the period, weighed on performance as the company’s share price declined due to short-term inventory corrections by some of its optical communications clients and manufacturing disruptions caused by flooding in Thailand. Within the industrials sector, major detractors included diversified global manufacturer Terex, which we sold during the period, and Rockwell Automation, a global provider of industrial automation power, control and information solutions. Although Rockwell Automation continued to deliver better-than-expected earnings results, with its full fiscal-year 2011 setting record highs for sales and earnings per share from continuing operations and return on investment capital, the company’s share price declined as global stocks corrected in August and September.

As global stock markets strengthened in October due to better-than-expected U.S. economic reports and hopes for a resolution to the eurozone sovereign debt crisis, several Fund holdings produced positive results. For the reporting period, the Fund’s consumer staples holdings were notable contributors to the Fund’s absolute performance, led by Hansen Natural. The beverage company benefited from the energy drink category’s solid growth, with its Monster Energy® brand outpacing the category’s growth, allowing the company to continue the brand’s expansion into new international markets. The Fund’s consumer discretionary holdings generally helped absolute performance, with clothing designer and manufacturer Ralph Lauren outperforming the sector as it generated strong sales in its own stores and in international markets due to global demand for men’s, women’s and children’s clothing and accessories.

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Although the Fund’s energy and IT holdings generally detracted from performance, these sectors also included some major contributors. In the energy sector, oil and gas company Petrohawk Energy’s share price surged following the announcement of BHP Billiton’s acquisition offer.2 Computer and mobile devices leader Apple and global payment solutions MasterCard in the IT sector also boosted the Fund’s absolute returns. Apple benefited from strong iPhone and iPad sales growth, higher gross margins and solid cash flow generation. MasterCard’s debit and credit purchase volume and transactions continued to grow as consumers proved resilient in the face of economic uncertainties.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. No longer held at period-end.

Top 10 Holdings

Franklin Growth Opportunities Fund 10/31/11

Semiannual Report | 23

Performance Summary as of 10/31/11

Franklin Growth Opportunities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

24 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 25

Performance Summary (continued)

Endnotes

The Fund may be more volatile than a more conservative equity fund and may be best suited for long-term investors. The Fund’s investments in smaller and midsized company stocks involve special risks such as relatively smaller revenues, limited product lines and smaller market share. Smaller and midsized company stocks historically have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s portfolio includes technology stocks, a sector which has been one of the most volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26 | Semiannual Report

Your Fund’s Expenses

Franklin Growth Opportunities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.27%; B: 1.98%; C: 1.99%; R: 1.49%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

28 | Semiannual Report

Franklin Small Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000® Index or $1.5 billion, whichever is greater, at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2011.

Performance Overview

For the six months under review, Franklin Small Cap Growth Fund – Class A had a cumulative total return of -11.83%. The Fund performed better than the -13.56% total return of its narrow benchmark, the Russell 2000® Growth Index, which measures performance of small companies with higher price-to-book ratios and higher forecasted growth values.2 The Fund underperformed the -7.11% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 32.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are

1. The Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 73.

Semiannual Report | 29

experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, the broad stock market declined as investor risk aversion generally rose amid global economic concerns. Although most sectors represented in the Fund’s portfolio generally contributed to performance relative to the Russell 2000® Growth Index, underweighting and stock selection in the energy sector, as well as stock selection in the health care sector, detracted from relative results. In the energy sector, key detractors included our position in coal miner and processor James River Coal and an off-benchmark allocation to independent oil and gas explorer and producer Comstock Resources. James River Coal’s share price was pressured by weaker-than-expected earnings in recent quarters due largely to higher input costs and acquisition-related expenses as the company expanded its presence in the high-margin metallurgical coal segment. Although Comstock Resources delivered better-than-expected earnings for three consecutive quarters as its revenue increased, its share price declined along with most companies in the energy sector due to a global commodity price correction. Medical-device maker DexCom in the health care sector generated strong product sales growth and higher margins, but increased research and development expenses pressured its stock price. Although our information technology (IT) holdings generally enhanced relative performance, our positions in wireless LAN (local area network) solution provider Meru Networks and electronics equipment and instruments manufacturer Fabrinet hurt relative results. Meru Networks’ share price declined due to weaker-than-expected earnings. Fabrinet continued to deliver strong earnings, but its share price was adversely affected by manufacturing disruptions caused by flooding in Thailand.

As global stock markets staged a rally in October due to better-than-expected U.S. economic growth and hopes that a resolution to the eurozone sovereign debt crisis was on the horizon, several of the Fund’s holdings delivered positive returns. The Fund’s stock selection in the consumer discretionary, IT and industrials sectors generally benefited relative performance. Our position in Peet’s Coffee & Tea in the consumer discretionary sector aided relative results as the specialty coffee company weathered higher coffee costs and generated strong sales growth across all channels. In the IT sector, consolidation in the semiconductor industry benefited the Fund’s performance. Off-benchmark holding

30 | Semiannual Report

Varian Semiconductor Equipment Associates’ share price surged following an acquisition offer by Applied Materials, and NetLogic Microsystems’ stock price rose after an acquisition offer by Broadcom.3 In the industrials sector, key contributors to relative results included our positions in airline company Allegiant Travel and technology and payment solutions firm Higher One Holdings. Allegiant Travel, which was a key detractor from relative performance in the previous reporting period, contributed to relative returns as it generated better-than-expected earnings for three consecutive quarters largely due to higher passenger numbers and its ability to increase fares to compensate for higher fuel costs. Higher One’s stock price rose as the company increased its number of OneAccounts and contracts with higher education institutions.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. No longer held by period-end.

Semiannual Report | 31

Performance Summary as of 10/31/11

Franklin Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

32 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 33

Performance Summary (continued)

Endnotes

Smaller and newer companies can be particularly sensitive to changing economic conditions. Their growth prospects are less certain than those of larger, more established companies, and they can be volatile. The Fund is intended for long-term investors who are comfortable with short-term fluctuations in share price. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business, or other developments affecting that sector. The Fund includes investments in the technology sector, which has been highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

34 | Semiannual Report

Your Fund’s Expenses

Franklin Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.35%; B: 2.05%; C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

36 | Semiannual Report

Franklin Small-Mid Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2011.

Performance Overview

For the six months under review, Franklin Small-Mid Cap Growth Fund –Class A had a -12.01% cumulative total return. The Fund underperformed the -10.22% total return of its narrow benchmark, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.2 The Fund also underperformed the -7.11% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 40.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We

1. The Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization. The Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 81.

Semiannual Report | 37

define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, the broad stock market declined as investor risk aversion generally rose amid global economic concerns. Stock selection in the health care and financials sectors, overweighting and stock selection in the industrials sector, and underweighting in the energy sector detracted from the Fund’s performance relative to the Russell Midcap® Growth Index. In the health care sector, our position in Community Health Systems hurt relative results as the hospital operator’s share price declined largely due to investor concerns about Medicaid cutbacks by state governments because of reduced federal reimbursements. These cutbacks have resulted in consolidation within the hospital industry, with major operator Community Health Systems acquiring numerous hospitals to expand its business. Our positions in financial advisory and management firm Lazard in the financials sector and steam and metallurgical coal company Alpha Natural Resources in the energy sector, as well as an off-benchmark allocation to diversified global manufacturer Terex, also hurt relative performance as their share prices declined during the six months under review.3 Although the Fund’s information technology (IT) holdings generally benefited relative returns, the Fund’s off-benchmark position in NXP Semiconductors hurt relative performance as the company’s share price declined due to weak end-market demand (with the exception of cellular infrastructure), inventory reduction by distributors and supply-chain disruptions caused by flooding in Thailand. Despite short-term drawbacks, the company managed to increase its gross profit margins through its redesign program and improve its balance sheet and cash generation.

As global stock markets rose in October due to stronger-than-expected U.S. economic growth and hopes that a resolution to the eurozone sovereign debt crisis was on the horizon, several of the Fund’s holdings delivered positive returns. Stock selection in the IT and consumer discretionary sectors aided relative performance. In the IT sector, our position in worldwide voice and

3. No longer held by period-end.

38 | Semiannual Report

language solutions provider Nuance Communications and an off-benchmark allocation to semiconductor company NetLogic Microsystems3 helped relative results. Nuance Communications benefited from growth in its mobile, imaging and health care businesses, as well as better trends in its enterprise business. NetLogic Microsystems’ stock price rose after an acquisition offer by Broadcom. Our position in discount retailer Dollar General and an off-benchmark investment in specialty coffee company Peet’s Coffee & Tea in the consumer discretionary sector supported relative performance. Dollar General produced higher profits in recent quarters by opening new stores, selling well-known brands and offering deep discounts to more conservative consumers. Peet’s Coffee & Tea weathered higher coffee costs and generated strong sales growth across all channels. Although the Fund’s energy holdings generally hurt relative performance, our position in SM Energy aided relative results. The oil and natural gas company benefited from the sale of its non-core assets as it focused on increasing production in its higher value core assets such as those in the Eagle Ford shale area in Texas and the Rocky Mountains.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 39

Performance Summary as of 10/31/11

Franklin Small-Mid Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

40 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 41

Performance Summary (continued)

Endnotes

Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in the technology sector, which has been highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

42 | Semiannual Report

Your Fund’s Expenses

Franklin Small-Mid Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 43

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.00%; B: 1.75%; C: 1.75%; R: 1.25%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

44 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 45

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks 95.7%		
Automobiles & Components 3.1%		
ªBorgWarner Inc.	775,000	$ 59,279,750
Johnson Controls Inc.	1,400,400	46,115,172
		105,394,922
Banks 1.1%		
ªSignature Bank	326,100	18,180,075
Wells Fargo & Co.	775,900	20,103,569
		38,283,644
Capital Goods 7.5%		
Cummins Inc.	510,800	50,788,844
Danaher Corp.	703,200	33,999,720
Emerson Electric Co.	178,300	8,579,796
Fastenal Co.	1,002,100	38,169,989
Precision Castparts Corp.	339,500	55,389,425
Rockwell Automation Inc.	415,400	28,101,810
United Technologies Corp.	553,900	43,193,122
		258,222,706
Commercial & Professional Services 1.9%		
ªStericycle Inc.	385,000	32,178,300
Waste Connections Inc.	947,400	32,258,970
		64,437,270
Consumer Durables & Apparel 3.8%		
NIKE Inc., B	397,600	38,308,760
Ralph Lauren Corp.	350,000	55,576,500
ªUnder Armour Inc., A	425,000	35,874,250
		129,759,510
Consumer Services 1.3%		
ªChipotle Mexican Grill Inc.	30,000	10,083,600
Wynn Resorts Ltd.	250,000	33,200,000
		43,283,600
Diversified Financials 1.8%		
BlackRock Inc.	218,300	34,445,557
T. Rowe Price Group Inc.	549,800	29,051,432
		63,496,989
Energy 8.9%		
Anadarko Petroleum Corp.	365,000	28,652,500
Chevron Corp.	504,700	53,094,440
ªConcho Resources Inc.	388,000	36,751,360
ªFMC Technologies Inc.	436,500	19,563,930
Halliburton Co.	350,000	13,076,000
ªKey Energy Services Inc.	1,667,800	21,564,654
QEP Resources Inc.	585,700	20,821,635
Schlumberger Ltd.	426,800	31,356,996

50 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Energy (continued)		
SM Energy Co.	703,200	$ 58,302,312
[a]Whiting Petroleum Corp.	427,300	19,890,815
		303,074,642
Food & Staples Retailing 0.8%		
Whole Foods Market Inc.	400,000	28,848,000
Food, Beverage & Tobacco 3.3%		
[a]Hansen Natural Corp.	305,000	27,172,450
Mead Johnson Nutrition Co., A	726,000	52,163,100
PepsiCo Inc.	533,500	33,583,825
		112,919,375
Health Care Equipment & Services 6.1%		
[a]Cerner Corp.	751,700	47,680,331
[a]DaVita Inc.	232,800	16,296,000
[a]DexCom Inc.	1,137,200	11,133,188
[a]Edwards Lifesciences Corp.	330,700	24,941,394
[a]Express Scripts Inc.	824,400	37,699,812
[a]Intuitive Surgical Inc.	48,500	21,042,210
McKesson Corp.	450,000	36,697,500
Universal Health Services Inc., B	300,000	11,991,000
		207,481,435
Insurance 2.0%		
ACE Ltd.	525,000	37,878,750
Aflac Inc.	686,800	30,967,812
		68,846,562
Materials 6.4%		
Albemarle Corp.	177,200	9,442,988
Celanese Corp., A	1,276,000	55,569,800
Ecolab Inc.	775,900	41,774,456
Goldcorp Inc. (Canada)	650,000	31,746,000
Praxair Inc.	775,900	78,885,753
		217,418,997
Media 3.1%		
[a]DIRECTV, A	751,100	34,145,006
[a]Discovery Communications Inc., C	1,212,400	47,974,668
The Walt Disney Co.	669,200	23,341,696
		105,461,370
Pharmaceuticals, Biotechnology & Life Sciences 4.5%		
[a]Biogen Idec Inc.	250,000	29,090,000
[a]Celgene Corp.	509,200	33,011,436
[a]Gilead Sciences Inc.	621,500	25,891,690
[a]InterMune Inc.	600,000	15,300,000
Merck & Co. Inc.	582,000	20,079,000
[a]Waters Corp.	388,000	31,086,560
		154,458,686

Semiannual Report | 51

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Retailing 2.5%		
Abercrombie & Fitch Co., A	250,000	$ 18,600,000
[a]Amazon.com Inc.	106,700	22,781,517
[a]Dick's Sporting Goods Inc.	525,000	20,522,250
[a]Priceline.com Inc.	46,100	23,405,892
		85,309,659
Semiconductors & Semiconductor Equipment 4.4%		
Avago Technologies Ltd. (Singapore)	1,400,000	47,278,000
[a]Lam Research Corp.	650,000	27,943,500
[b]Microchip Technology Inc.	1,066,900	38,579,104
Xilinx Inc.	1,066,900	35,698,474
		149,499,078
Software & Services 17.0%		
[a]Bottomline Technologies Inc.	775,900	18,846,611
[a]Citrix Systems Inc.	582,000	42,387,060
[a]Cognizant Technology Solutions Corp., A	500,000	36,375,000
FactSet Research Systems Inc.	276,400	27,479,688
[a]Fortinet Inc.	985,900	22,734,854
[a]Informatica Corp.	915,000	41,632,500
International Business Machines Corp.	388,000	71,636,440
MasterCard Inc., A	168,700	58,579,388
[a]Nuance Communications Inc.	1,385,600	36,690,688
Oracle Corp.	1,939,800	63,567,246
[a]Red Hat Inc.	902,200	44,794,230
[a]Salesforce.com Inc.	250,000	33,292,500
[a]ServiceSource International Inc.	600,000	7,986,000
[a]Taleo Corp., A	775,900	25,139,160
Visa Inc., A	556,400	51,889,864
		583,031,229
Technology Hardware & Equipment 12.1%		
[a]Acme Packet Inc.	205,200	7,430,292
[a]Apple Inc.	367,500	148,756,650
[a]Aruba Networks Inc.	1,000,000	23,690,000
[a]EMC Corp.	2,844,700	69,723,597
[a]F5 Networks Inc.	188,700	19,615,365
[a]Fabrinet	724,849	8,988,127
National Instruments Corp.	969,900	25,906,029
[a]NetApp Inc.	727,400	29,794,304
QUALCOMM Inc.	678,900	35,031,240
[a]Trimble Navigation Ltd.	1,154,295	46,645,061
		415,580,665
Telecommunication Services 1.2%		
[a]American Tower Corp., A	727,400	40,079,740
[a,c]Anda Networks	36,443	—
		40,079,740

52 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Transportation 2.9%		
Expeditors International of Washington Inc.	645,400	$ 29,430,240
[a]Hub Group Inc., A	535,200	16,730,352
[a]Kansas City Southern	824,400	52,077,348
		98,237,940
Total Common Stocks (Cost $2,364,493,387)		3,273,126,019
Preferred Stocks (Cost $9,999,998) 0.3%		
Pharmaceuticals, Biotechnology & Life Sciences 0.3%		
[a,c]FibroGen Inc., pfd., E	2,227,171	9,933,183
Total Investments before Short Term Investments (Cost $2,374,493,385)		3,283,059,202
Short Term Investments 3.7%		
Money Market Funds (Cost $121,946,801) 3.6%		
[a,d]Institutional Fiduciary Trust Money Market Portfolio	121,946,801	121,946,801
[e]**Investments from Cash Collateral Received for Loaned Securities (Cost $2,555,350) 0.1%**		
Money Market Funds 0.1%		
[f]BNY Mellon Overnight Government Fund, 0.07%	2,555,350	2,555,350
Total Investments (Cost $2,498,995,536) 99.7%		3,407,561,353
Other Assets, less Liabilities 0.3%		11,683,295
Net Assets 100.0%		$3,419,244,648

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2011. See Note 1(c).
cSee Note 8 regarding restricted securities.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(c) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Class C	Six Months Ended October 31, 2011 (unaudited)	Year Ended April 30, 2011	2010	2009	2008[a]
Per share operating performance					
(for a share outstanding throughout the period)					
Net asset value, beginning of period	$10.14	$ 8.90	$6.24	$8.67	$10.00
Income from investment operations[b]:					
Net investment income (loss)[c]	(0.02)	(0.01)	(0.05)	—[d]	0.01
Net realized and unrealized gains (losses)	(1.02)	1.25	2.71	(2.33)	(1.34)
Total from investment operations	(1.04)	1.24	2.66	(2.33)	(1.33)
Less distributions from:					
Net investment income	—	—	—[d]	(0.08)	—
Net realized gains	—	—	—	(0.02)	—
Total distributions	—	—	—[d]	(0.10)	—
Net asset value, end of period	$ 9.10	$10.14	$8.90	$6.24	$ 8.67
Total return[e]	(10.26)%	13.93%	42.65%	(26.56)%	(13.30)%
Ratios to average net assets[f]					
Expenses before waiver and payments by affiliates	2.57%	2.66%	2.84%	4.67%	6.11%
Expenses net of waiver and payments by affiliates	1.89%	1.89%	1.89%[g]	1.85%[g]	1.85%
Net investment income (loss)	(0.42)%	(0.18)%	(0.59)%	0.23%	0.28%
Supplemental data					
Net assets, end of period (000's)	$1,873	$2,095	$1,853	$106	$41
Portfolio turnover rate	29.51%	63.80%	42.73%	83.29%	35.64%

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks 96.3%			
Consumer Discretionary 12.7%			
ᵃApollo Group Inc., A	United States	11,720	$ 554,942
DeVry Inc.	United States	12,830	483,434
Guess? Inc.	United States	7,350	242,477
International Game Technology	United States	33,710	592,959
Target Corp.	United States	10,810	591,847
			2,465,659
Consumer Staples 3.3%			
CVS Caremark Corp.	United States	17,570	637,791
Energy 7.4%			
Marathon Oil Corp.	United States	19,890	517,737
Marathon Petroleum Corp.	United States	15,655	562,014
ᵃPetroplus Holdings AG	Switzerland	57,713	345,752
			1,425,503
Financials 19.8%			
BlackRock Inc.	United States	5,997	946,267
JPMorgan Chase & Co.	United States	29,163	1,013,706
Northern Trust Corp.	United States	24,010	971,685
U.S. Bancorp	United States	35,380	905,374
			3,837,032
Health Care 18.5%			
Aetna Inc.	United States	19,140	761,006
ᵃGilead Sciences Inc.	United States	8,310	346,195
Merck & Co. Inc.	United States	24,684	851,598
Pharmaceutical Product Development Inc.	United States	16,410	541,366
Roche Holding AG	Switzerland	4,840	797,663
Teva Pharmaceutical Industries Ltd., ADR	Israel	4,760	194,446
ᵃZELTIQ Aesthetics Inc.	United States	5,600	79,800
			3,572,074
Industrials 8.3%			
3M Co.	United States	4,220	333,464
FedEx Corp.	United States	7,320	598,996
ᵃRyanair Holdings PLC, ADR	Ireland	23,216	667,924
			1,600,384
Information Technology 13.4%			
ᵃApple Inc.	United States	200	80,956
Cisco Systems Inc.	United States	36,420	674,863
Corning Inc.	United States	68,580	980,008
Maxim Integrated Products Inc.	United States	18,210	476,374
ᵃResearch In Motion Ltd.	Canada	19,190	387,638
			2,599,839

58 | Semiannual Report

See Abbreviations on page 110.

aNon-income producing. bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks 99.1%			
Consumer Discretionary 13.5%			
Abercrombie & Fitch Co., A	United States	66,300	$ 4,932,720
[a]Amazon.com Inc.	United States	20,700	4,419,657
[a]BorgWarner Inc.	United States	45,600	3,487,944
[a]Chipotle Mexican Grill Inc.	United States	15,700	5,277,084
Guess? Inc.	United States	137,500	4,536,124
[a,b]HomeAway Inc.	United States	29,000	958,450
Johnson Controls Inc.	United States	70,100	2,308,393
NIKE Inc., B	United States	59,100	5,694,285
[a]Peet's Coffee & Tea Inc.	United States	37,000	2,357,640
[a]Priceline.com Inc.	United States	7,800	3,960,216
Ralph Lauren Corp.	United States	45,400	7,209,066
[a]Ulta Salon Cosmetics & Fragrance Inc.	United States	43,300	2,913,657
[a]Under Armour Inc., A	United States	41,700	3,519,897
Wynn Resorts Ltd.	United States	41,800	5,551,040
			57,126,173
Consumer Staples 4.2%			
[a,b]Boston Beer Inc., A	United States	23,900	2,114,672
[a]Hansen Natural Corp.	United States	62,300	5,550,307
Mead Johnson Nutrition Co., A	United States	81,800	5,877,330
[a]TreeHouse Foods Inc.	United States	66,000	4,048,440
			17,590,749
Energy 10.7%			
Anadarko Petroleum Corp.	United States	81,800	6,421,300
[a]Cameron International Corp.	United States	118,900	5,842,746
[a]FMC Technologies Inc.	United States	111,460	4,995,637
Halliburton Co.	United States	68,400	2,555,424
[a]Key Energy Services Inc.	United States	343,000	4,434,990
Schlumberger Ltd.	United States	64,580	4,744,693
SM Energy Co.	United States	75,600	6,267,996
[a]Weatherford International Ltd.	United States	347,900	5,392,450
[a]Whiting Petroleum Corp.	United States	103,400	4,813,270
			45,468,506
Financials 3.5%			
BlackRock Inc.	United States	48,680	7,681,217
[a]First Republic Bank	United States	102,300	2,833,710
[a]Signature Bank	United States	79,700	4,443,275
			14,958,202
Health Care 12.0%			
[a]Agilent Technologies Inc.	United States	86,300	3,199,141
Allergan Inc.	United States	72,200	6,073,464
[a]Biogen Idec Inc.	United States	47,800	5,562,008
[a]Celgene Corp.	United States	34,600	2,243,118
[a]Edwards Lifesciences Corp.	United States	41,800	3,152,556
[a]Express Scripts Inc.	United States	111,200	5,085,176

Semiannual Report | 65

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks (continued)			
Health Care (continued)			
[a]Gilead Sciences Inc.	United States	159,560	$ 6,647,270
[a,b]HeartWare International Inc.	United States	32,600	2,214,518
[a]InterMune Inc.	United States	147,300	3,756,150
Perrigo Co.	United States	47,866	4,321,342
Pharmaceutical Product Development Inc.	United States	121,500	4,008,285
[a]Salix Pharmaceuticals Ltd.	United States	125,800	4,309,279
			50,572,307
Industrials 14.1%			
ABB Ltd., ADR	Switzerland	134,600	2,531,826
[a]Allegiant Travel Co.	United States	56,771	2,949,821
Cummins Inc.	United States	66,300	6,592,209
Expeditors International of Washington Inc.	United States	91,200	4,158,720
FedEx Corp.	United States	64,500	5,278,035
Flowserve Corp.	United States	19,600	1,816,724
[b]Heico Corp.	United States	40,130	2,288,213
[a]Hexcel Corp.	United States	93,900	2,320,269
Joy Global Inc.	United States	26,600	2,319,520
[a]Kansas City Southern	United States	75,000	4,737,750
Precision Castparts Corp.	United States	69,230	11,294,874
Rockwell Automation Inc.	United States	86,600	5,858,490
Textron Inc.	United States	183,100	3,555,802
Waste Connections Inc.	United States	118,100	4,021,305
			59,723,558
Information Technology 35.0%			
[a]Apple Inc.	United States	51,400	20,805,692
ARM Holdings PLC	United Kingdom	583,600	5,482,771
[a]Aruba Networks Inc.	United States	102,900	2,437,701
Avago Technologies Ltd.	Singapore	85,700	2,894,089
[a]Baidu Inc., ADR	China	24,600	3,448,428
[a]Bottomline Technologies Inc.	United States	87,800	2,132,662
[a]Citrix Systems Inc.	United States	93,900	6,838,737
[a]Cognizant Technology Solutions Corp., A	United States	58,000	4,219,500
[a]Electronic Arts Inc.	United States	185,100	4,322,085
[a]EMC Corp.	United States	224,100	5,492,691
[a]F5 Networks Inc.	United States	62,200	6,465,690
[a]Fabrinet	United States	87,300	1,082,520
[a]Fortinet Inc.	United States	216,900	5,001,714
[a]Google Inc., A	United States	11,690	6,927,962
[a]Informatica Corp.	United States	132,400	6,024,200
[a]JDS Uniphase Corp.	United States	94,900	1,138,800
MasterCard Inc., A	United States	36,600	12,708,984
[a]NetApp Inc.	United States	140,200	5,742,592
QUALCOMM Inc.	United States	174,480	9,003,168
[a]Red Hat Inc.	United States	109,100	5,416,815
[a]Salesforce.com Inc.	United States	37,200	4,953,924

66 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 67

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 69

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 71

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks 98.7%		
Consumer Discretionary 18.6%		
[a,b]Blue Nile Inc.	86,100	$ 3,885,693
[a]Buffalo Wild Wings Inc.	70,900	4,694,998
[a]Citi Trends Inc.	116,900	1,448,391
[a,b]Coinstar Inc.	111,900	5,342,106
Gaiam Inc., A	136,932	529,927
[a]Grand Canyon Education Inc.	264,400	4,312,364
Guess? Inc.	104,300	3,440,857
[a,b]HomeAway Inc.	20,900	690,745
[a]Iconix Brand Group Inc.	227,900	4,090,805
[a]Jack in the Box Inc.	202,800	4,173,624
[a]Lions Gate Entertainment Corp.	289,100	2,376,402
[a]Panera Bread Co., A	15,300	2,045,457
[a]Peet's Coffee & Tea Inc.	75,100	4,785,372
[a]Shuffle Master Inc.	267,900	2,842,419
[a]Shutterfly Inc.	34,900	1,454,283
[a,b]Teavana Holdings Inc.	23,200	530,352
[a]Tenneco Inc.	117,500	3,844,600
[a]Under Armour Inc., A	33,200	2,802,412
[a]Vitamin Shoppe Inc.	63,400	2,390,814
Wolverine World Wide Inc.	111,800	4,240,574
		59,922,195
Consumer Staples 5.2%		
[a,b]Boston Beer Inc., A	48,300	4,273,584
Casey's General Stores Inc.	75,500	3,741,025
[a]The Chefs' Warehouse Inc.	117,100	1,673,359
[a]Hain Celestial Group Inc.	102,200	3,429,832
[a]TreeHouse Foods Inc.	59,400	3,643,596
		16,761,396
Energy 8.4%		
[a]Bill Barrett Corp.	44,100	1,834,560
[a,b]C&J Energy Services Inc.	93,800	1,581,468
[a]Comstock Resources Inc.	169,500	3,091,680
[a,b]James River Coal Co.	200,700	2,077,245
[a]Key Energy Services Inc.	284,800	3,682,464
[a]Kodiak Oil & Gas Corp. (Canada)	579,900	4,007,109
[a]Petroleum Development Corp.	164,500	4,295,095
[a]Pioneer Drilling Co.	311,300	3,078,757
[a]Superior Energy Services Inc.	118,300	3,326,596
		26,974,974
Financials 6.3%		
[a]Affiliated Managers Group Inc.	26,800	2,481,948
Evercore Partners Inc.	159,900	4,387,656
Hancock Holding Co.	90,100	2,730,030
MB Financial Inc.	183,600	3,042,252
[a]Netspend Holdings Inc.	270,200	1,553,650

Semiannual Report | 73

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Financials (continued)		
Northwest Bancshares Inc.	136,000	$ 1,695,920
[a]Signature Bank	78,200	4,359,650
		20,251,106
Health Care 16.7%		
[a]Aegerion Pharmaceuticals Inc.	114,800	1,502,732
[a]Amarin Corp. PLC., ADR (United Kingdom)	151,100	1,420,340
[a]Ardea Biosciences Inc.	12,033	239,577
[a]ArQule Inc.	207,400	1,204,994
[a]Auxilium Pharmaceuticals Inc.	111,500	1,734,940
[a,b]Cadence Pharmaceuticals Inc.	211,400	1,232,462
[a]Chelsea Therapeutics International Ltd.	265,100	1,200,903
[a]DexCom Inc.	383,000	3,749,570
[a]HeartWare International Inc.	50,500	3,430,465
[a]HMS Holdings Corp.	92,500	2,260,700
[a]Impax Laboratories Inc.	198,600	3,755,526
[a]InterMune Inc.	108,200	2,759,100
[a]MWI Veterinary Supply Inc.	34,400	2,597,200
[a]Neogen Corp.	58,600	2,264,890
[a]PAREXEL International Corp.	199,300	4,390,579
[a]Pharmacyclics Inc.	147,800	1,946,526
Quality Systems Inc.	57,600	2,241,216
[a]Questcor Pharmaceuticals Inc.	51,400	2,087,354
[a]Sagent Pharmaceuticals Inc.	53,700	1,372,035
[a]Salix Pharmaceuticals Ltd.	105,400	3,610,477
[a,b]Savient Pharmaceuticals Inc.	117,600	441,000
[a]Thoratec Corp.	85,700	3,128,907
[a]Vanguard Health Systems Inc.	136,900	1,330,668
[a]Volcano Corp.	96,700	2,410,731
[a]ZELTIQ Aesthetics Inc.	93,100	1,326,675
		53,639,567
Industrials 13.1%		
[a]Allegiant Travel Co.	111,700	5,803,932
[a]Clean Harbors Inc.	25,600	1,491,712
[a,b]Colfax Corp.	116,600	2,945,316
[a]Hexcel Corp.	168,100	4,153,751
[a,b]Higher One Holdings Inc.	219,000	3,863,160
[a]Hub Group Inc., A	114,300	3,573,018
[a]Huron Consulting Group Inc.	101,000	3,637,010
Kaydon Corp.	94,900	2,985,554
[a,b]The Keyw Holding Corp.	267,313	2,245,429
Marten Transport Ltd.	173,300	3,069,143
[a]Mobile Mini Inc.	239,700	4,348,158
[a]RPX Corp.	111,300	1,731,828
[a]Titan Machinery Inc.	105,400	2,458,982
		42,306,993

74 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Information Technology 30.4%		
[a]Advent Software Inc.	177,500	$ 4,863,500
[a]Bottomline Technologies Inc.	285,504	6,934,892
[a]CIBER Inc.	798,400	2,778,432
Cognex Corp.	141,400	4,792,046
[a]CommVault Systems Inc.	82,500	3,512,850
[a]Cymer Inc.	72,800	3,163,160
[a]DTS Inc.	80,300	2,255,627
[a,b]Echo Global Logistics Inc.	273,200	4,218,208
[a]Envestnet Inc.	190,800	2,220,912
[a]Fabrinet	200,100	2,481,240
[a]FARO Technologies Inc.	161,700	6,755,826
[a]Ixia	396,200	4,488,946
[a,b]Meru Networks Inc.	273,727	1,486,338
National Instruments Corp.	104,200	2,783,182
[a,b]OpenTable Inc.	30,400	1,333,344
Power Integrations Inc.	105,900	3,773,217
[a]Progress Software Corp.	157,963	3,326,701
[a]Quinstreet Inc.	196,000	2,252,040
Sapient Corp.	302,720	3,741,619
[a]Semtech Corp.	177,400	4,332,108
[a]ServiceSource International Inc.	237,100	3,155,801
[a]Shoretel Inc.	463,000	2,708,550
[a]Silicon Laboratories Inc.	107,300	4,587,075
[a]Stratasys Inc.	97,700	2,739,508
[a]Taleo Corp., A	112,200	3,635,280
[a]Trimble Navigation Ltd.	66,000	2,667,060
[a]ViaSat Inc.	64,300	2,738,537
[a]Volterra Semiconductor Corp.	171,300	4,059,810
		97,785,809
Total Common Stocks (Cost $274,167,410)		317,642,040
Short Term Investments 10.4%		
Money Market Funds (Cost $3,372,007) 1.0%		
[a,c]Institutional Fiduciary Trust Money Market Portfolio	3,372,007	3,372,007
[d]**Investments from Cash Collateral Received for Loaned Securities (Cost $30,116,700) 9.4%**		
Money Market Funds 9.4%		
[e]BNY Mellon Overnight Government Fund, 0.07%	30,116,700	30,116,700
Total Investments (Cost $307,656,117) 109.1%		351,130,747
Other Assets, less Liabilities (9.1)%		(29,143,729)
Net Assets 100.0%		$321,987,018

See Abbreviations on page 110.

[a]Non-income producing.

[d]See Note 1(c) regarding securities on loan.

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

76 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 77

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

78 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 79

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks 99.0%		
Consumer Discretionary 21.0%		
Abercrombie & Fitch Co., A	334,900	$ 24,916,561
[a,b]Blue Nile Inc.	300,000	13,539,000
[a]BorgWarner Inc.	800,000	61,192,000
[a]Buffalo Wild Wings Inc.	565,000	37,414,300
[a]Chipotle Mexican Grill Inc.	100,000	33,612,000
[a]Dick's Sporting Goods Inc.	1,050,000	41,044,500
[a]Discovery Communications Inc., A	600,000	26,076,000
[a]Discovery Communications Inc., C	250,000	9,892,500
[a]Dollar General Corp.	1,350,000	53,541,000
Guess? Inc.	950,000	31,340,500
[a]Iconix Brand Group Inc.	650,000	11,667,500
International Game Technology	1,500,000	26,385,000
Jarden Corp.	1,280,000	40,998,400
Nordstrom Inc.	700,000	35,483,000
[a]Peet's Coffee & Tea Inc.	550,000	35,046,000
Ralph Lauren Corp.	225,000	35,727,750
Starwood Hotels & Resorts Worldwide Inc.	375,000	18,791,250
[a]Tenneco Inc.	838,900	27,448,808
Tractor Supply Co.	350,000	24,829,000
[a]Ulta Salon Cosmetics & Fragrance Inc.	300,000	20,187,000
[a]Under Armour Inc., A	400,000	33,764,000
[a]Urban Outfitters Inc.	1,250,000	34,062,500
Wolverine World Wide Inc.	1,340,004	50,826,352
Wynn Resorts Ltd.	200,000	26,560,000
		754,344,921
Consumer Staples 4.2%		
[a]Boston Beer Inc., A	295,000	26,101,600
[a]Hansen Natural Corp.	400,000	35,636,000
Mead Johnson Nutrition Co., A	465,000	33,410,250
[a]TreeHouse Foods Inc.	550,000	33,737,000
Whole Foods Market Inc.	325,000	23,439,000
		152,323,850
Energy 8.6%		
[a]Cameron International Corp.	650,000	31,941,000
[a]FMC Technologies Inc.	750,000	33,615,000
[a]Oil States International Inc.	300,000	20,883,000
QEP Resources Inc.	1,530,000	54,391,500
SM Energy Co.	1,000,000	82,910,000
[a]Superior Energy Services Inc.	1,149,300	32,318,316
[a]Whiting Petroleum Corp.	1,165,000	54,230,750
		310,289,566
Financials 4.2%		
[a]Affiliated Managers Group Inc.	415,000	38,433,150
Hancock Holding Co.	625,500	18,952,650
[a]IntercontinentalExchange Inc.	175,000	22,729,000

Semiannual Report | 81

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Financials (continued)		
[a]Signature Bank	520,400	$ 29,012,300
T. Rowe Price Group Inc.	755,100	39,899,484
		149,026,584
Health Care 13.5%		
[a]Allscripts Healthcare Solutions Inc.	1,140,000	21,831,000
[a]ArQule Inc.	1,493,900	8,679,559
C. R. Bard Inc.	225,000	19,338,750
[a]CareFusion Corp.	1,000,000	25,600,000
[a]Cerner Corp.	600,000	38,058,000
[a]Community Health Systems Inc.	1,400,000	24,472,000
[a]Coventry Health Care Inc.	675,400	21,484,474
[a]DaVita Inc.	496,800	34,776,000
[a]DexCom Inc.	750,000	7,342,500
[a]Edwards Lifesciences Corp.	300,000	22,626,000
[a]HeartWare International Inc.	140,307	9,531,055
[a]Hologic Inc.	1,000,000	16,120,000
[a]Human Genome Sciences Inc.	900,000	9,234,000
[a]Illumina Inc.	300,000	9,186,000
[a]InterMune Inc.	750,000	19,125,000
[a]Mettler-Toledo International Inc.	350,000	53,760,000
Pharmaceutical Product Development Inc.	1,020,000	33,649,800
[a]Salix Pharmaceuticals Ltd.	525,000	17,983,875
[a]Stereotaxis Inc.	2,650,000	3,074,000
[a]Thoratec Corp.	300,000	10,953,000
[a]Varian Medical Systems Inc.	480,000	28,185,600
[a]Waters Corp.	600,000	48,072,000
		483,082,613
Industrials 15.0%		
[a]Allegiant Travel Co.	450,000	23,382,000
AMETEK Inc.	1,500,000	59,280,000
C.H. Robinson Worldwide Inc.	250,000	17,357,500
Cummins Inc.	500,000	49,715,000
Expeditors International of Washington Inc.	353,600	16,124,160
Fastenal Co.	800,000	30,472,000
Flowserve Corp.	280,000	25,953,200
Fluor Corp.	350,000	19,897,500
Gardner Denver Inc.	700,000	54,131,000
[a]Hexcel Corp.	475,000	11,737,250
[a,b]Higher One Holdings Inc.	443,571	7,824,592
J.B. Hunt Transport Services Inc.	509,600	21,561,176
Joy Global Inc.	325,000	28,340,000
[a]Kansas City Southern	250,000	15,792,500
Robert Half International Inc.	939,800	24,838,914
Rockwell Automation Inc.	900,000	60,885,000
Roper Industries Inc.	250,000	20,275,000
[a]Sensata Technologies Holding NV	1,675,000	50,149,500
		537,716,292

32 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Information Technology 27.0%		
[a]Acme Packet Inc.	500,000	$ 18,105,000
[a]Alliance Data Systems Corp.	325,000	33,293,000
Analog Devices Inc.	825,000	30,170,250
[a]ANSYS Inc.	750,000	40,770,000
[a]Aruba Networks Inc.	950,000	22,505,500
Avago Technologies Ltd. (Singapore)	900,000	30,393,000
[a]Bottomline Technologies Inc.	600,000	14,574,000
[a]CommVault Systems Inc.	450,000	19,161,000
[a]F5 Networks Inc.	450,000	46,777,500
FactSet Research Systems Inc.	500,000	49,710,000
[a]Fortinet Inc.	1,100,000	25,366,000
[a]Freescale Semiconductor Holdings I Ltd.	1,334,506	17,602,134
Global Payments Inc.	635,400	29,177,568
[a]Hittite Microwave Corp.	644,300	33,890,180
[a]Informatica Corp.	650,000	29,575,000
[a]Lam Research Corp.	400,000	17,196,000
[a]NetApp Inc.	1,078,000	44,154,880
[a]Nuance Communications Inc.	3,100,000	82,088,000
[a]NXP Semiconductors NV (Netherlands)	2,000,000	35,940,000
[a]Polycom Inc.	1,660,000	27,439,800
[a]Red Hat Inc.	1,050,000	52,132,500
[a]Shoretel Inc.	1,180,000	6,903,000
[a]Silicon Laboratories Inc.	900,000	38,475,000
[a]SMART Technologies Inc., A (Canada)	2,000,000	6,840,000
[a]Taleo Corp., A	510,000	16,524,000
[a]Teradata Corp.	553,700	33,033,742
[a]Trimble Navigation Ltd.	1,300,000	52,533,000
[a]VeriFone Systems Inc.	600,000	25,326,000
[a]ViaSat Inc.	675,000	28,748,250
Western Union Co.	1,500,000	26,205,000
Xilinx Inc.	1,075,000	35,969,500
		970,578,804
Materials 4.0%		
Celanese Corp., A	1,500,000	65,325,000
CF Industries Holdings Inc.	125,000	20,283,750
Ecolab Inc.	400,000	21,536,000
The Scotts Miracle-Gro Co., A	400,000	19,404,000
The Sherwin-Williams Co.	200,000	16,542,000
		143,090,750
Telecommunication Services 0.9%		
[a,c]Anda Networks	91,107	—
[a]SBA Communications Corp.	800,000	30,472,000
		30,472,000
Utilities 0.6%		
[a]Calpine Corp.	1,500,000	22,755,000
Total Common Stocks (Cost $2,577,523,888)		3,553,680,380

Semiannual Report | 83

84 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 85

86 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 87

88 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 91

92 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Strategic Series

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in money funds managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended October 31, 2011				
Shares sold	2,829,881	$ 135,165,110	481,182	$ 4,586,980
Shares redeemed	(4,639,598)	(222,661,955)	(243,192)	(2,341,845)
Net increase (decrease)	(1,809,717)	$ (87,496,845)	237,990	$ 2,245,135
Year ended April 30, 2011				
Shares sold	8,029,447	$ 373,670,062	741,960	$ 6,860,624
Shares issued in reinvestment of distributions	—	—	1,901	18,003
Shares redeemed	(9,038,117)	(405,576,807)	(559,285)	(4,921,379)
Net increase (decrease)	(1,008,670)	$ (31,906,745)	184,576	$ 1,957,248
Class B Shares:				
Six Months ended October 31, 2011				
Shares sold	5,192	$ 229,945		
Shares redeemed	(165,889)	(7,237,316)		
Net increase (decrease)	(160,697)	$ (7,007,371)		
Year ended April 30, 2011				
Shares sold	22,825	$ 941,519		
Shares redeemed	(460,061)	(18,930,611)		
Net increase (decrease)	(437,236)	$ (17,989,092)		
Class C Shares:				
Six Months ended October 31, 2011				
Shares sold	388,080	$ 16,873,310	39,943	$ 384,559
Shares redeemed	(761,938)	(32,852,413)	(40,721)	(369,464)
Net increase (decrease)	(373,858)	$ (15,979,103)	(778)	$ 15,095
Year ended April 30, 2011				
Shares sold	1,013,626	$ 43,056,231	83,990	$ 762,580
Shares redeemed	(1,515,917)	(62,336,318)	(85,552)	(746,359)
Net increase (decrease)	(502,291)	$ (19,280,087)	(1,562)	$ 16,221
Class R Shares:				
Six Months ended October 31, 2011				
Shares sold	224,536	$ 10,559,268	718	$ 6,777
Shares redeemed	(177,365)	(8,214,092)	—	—
Net increase (decrease)	47,171	$ 2,345,176	718	$ 6,777
Year ended April 30, 2011				
Shares sold	380,532	$ 16,868,527	1,215	$ 11,006
Shares issued in reinvestment of distributions	—	—	1	13
Shares redeemed	(392,016)	(17,151,711)	(1,004)	(9,475)
Net increase (decrease)	(11,484)	$ (283,184)	212	$ 1,544

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Six Months ended October 31, 2011				
Shares sold	620,740	$ 29,899,706	73,419	$ 671,868
Shares redeemed	(1,863,947)	(91,615,824)	(28,318)	(265,889)
Net increase (decrease)	(1,243,207)	$ (61,716,118)	45,101	$ 405,979
Year ended April 30, 2011				
Shares sold	6,927,872	$ 306,304,533	75,624	$ 635,296
Shares issued in reinvestment of distributions	—	—	962	9,120
Shares redeemed	(3,174,315)	(146,434,800)	(17,465)	(147,265)
Net increase (decrease)	3,753,557	$ 159,869,733	59,121	$ 497,151

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended October 31, 2011				
Shares sold	1,033,738	$ 22,903,000	2,745,008	$ 32,353,185
Shares redeemed	(1,453,324)	(32,306,089)	(5,154,749)	(58,863,347)
Net increase (decrease)	(419,586)	$ (9,403,089)	(2,409,741)	$(26,510,162)
Year ended April 30, 2011				
Shares sold	2,676,798	$ 57,153,257	8,367,719	$ 92,360,322
Shares redeemed	(2,554,412)	(52,457,770)	(7,315,341)	(79,027,510)
Net increase (decrease)	122,386	$ 4,695,487	1,052,378	$ 13,332,812
Class B Shares:				
Six Months ended October 31, 2011				
Shares sold	3,097	$ 61,503	14,630	$ 166,024
Shares redeemed	(51,080)	(1,043,612)	(88,063)	(928,278)
Net increase (decrease)	(47,983)	$ (982,109)	(73,433)	$ (762,254)
Year ended April 30, 2011				
Shares sold	17,520	$ 335,780	32,004	$ 331,066
Shares redeemed	(155,593)	(2,960,294)	(445,366)	(4,110,325)
Net increase (decrease)	(138,073)	$ (2,624,514)	(413,362)	$ (3,779,259)
Class C Shares:				
Six Months ended October 31, 2011				
Shares sold	308,003	$ 6,194,973	630,573	$ 6,764,456
Shares redeemed	(423,591)	(8,697,761)	(942,617)	(9,805,758)
Net increase (decrease)	(115,588)	$ (2,502,788)	(312,044)	$ (3,041,302)
Year ended April 30, 2011				
Shares sold	686,584	$ 13,565,498	1,517,359	$ 15,503,699
Shares redeemed	(697,082)	(13,165,087)	(1,647,331)	(15,763,595)
Net increase (decrease)	(10,498)	$ 400,411	(129,972)	$ (259,896)

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Six Months ended October 31, 2011				
Shares sold	282,562	$ 6,131,932	185,311	$ 2,079,762
Shares redeemed	(151,093)	(3,266,116)	(286,070)	(2,856,742)
Net increase (decrease)	131,469	$ 2,865,816	(100,759)	$ (776,980)
Year ended April 30, 2011				
Shares sold	730,372	$ 14,596,539	481,450	$ 5,234,920
Shares redeemed	(393,736)	(7,863,259)	(210,911)	(2,280,918)
Net increase (decrease)	336,636	$ 6,733,280	270,539	$ 2,954,002
Advisor Class Shares:				
Six Months ended October 31, 2011				
Shares sold	202,676	$ 4,618,247	649,349	$ 8,117,988
Shares redeemed	(210,487)	(4,862,372)	(769,301)	(9,491,601)
Net increase (decrease)	(7,811)	$ (244,125)	(119,952)	$ (1,373,613)
Year ended April 30, 2011				
Shares sold	569,212	$ 12,226,433	1,968,462	$ 23,211,386
Shares redeemed	(5,854,071)	(110,712,308)	(9,305,707)	(93,406,510)
Net increase (decrease)	(5,284,859)	$ (98,485,875)	(7,337,245)	$(70,195,124)

	Franklin Small-Mid Cap Growth Fund	
	Shares	Amount
Class A Shares:		
Six Months ended October 31, 2011		
Shares sold	3,847,778	$ 141,033,695
Shares redeemed	(9,017,095)	(331,178,761)
Net increase (decrease)	(5,169,317)	$(190,145,066)
Year ended April 30, 2011		
Shares sold	10,680,160	$ 378,510,776
Shares redeemed	(19,868,113)	(681,736,622)
Net increase (decrease)	(9,187,953)	$(303,225,846)
Class B Shares:		
Six Months ended October 31, 2011		
Shares sold	1,621	$ 57,106
Shares redeemed	(133,605)	(4,544,186)
Net increase (decrease)	(131,984)	$ (4,487,080)
Year ended April 30, 2011		
Shares sold	28,907	$ 987,069
Shares redeemed	(214,684)	(6,893,336)
Net increase (decrease)	(185,777)	$ (5,906,267)

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3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

b. Administrative Fees

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the period ended October 31, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

For the Franklin Focused Core Equity Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2012.

g. Other Affiliated Transactions

At October 31, 2011, Advisers owned 23.88% of the Franklin Focused Core Equity Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2011, the capital loss carryforwards were as follows:

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

At October 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, regulatory settlements, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2011, were as follows:

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Notes to Financial Statements (unaudited) (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2011, the funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

9. SPECIAL SERVICING AGREEMENT

The Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, the Franklin Small Cap Growth Fund, and the Franklin Small-Mid Cap Growth Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended October 31, 2011,

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Notes to Financial Statements (unaudited) (continued)

9. SPECIAL SERVICING AGREEMENT (continued)

the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund were held by one or more of the Allocator Funds and the amount of expenses borne by the funds is noted in the Statements of Operations. At October 31, 2011, 18.92% of the Franklin Flex Cap Growth Fund and 23.38% of the Franklin Growth Opportunities Fund outstanding shares were held by one or more of the Allocator Funds.

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended October 31, 2011, the Funds did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of October 31, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

lncludes common and preferred stocks as well as other equity investments. bFor detailed categories, see the accompanying Statements of Investments. cIncludes a security determined to have no value at October 31, 2011.

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Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

At October 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the fund’s fair value, is as follows:

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently evaluating the impact, if any, of applying this provision.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 111

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Semiannual Report and Shareholder Letter

FRANKLIN STRATEGIC SERIES

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FSS1 S 12/11

FRANKLIN STRATEGIC SERIES

| 1

Semiannual Report

Economic and Market Overview

The U.S. economy expanded modestly despite geopolitical and inflationary pressures during the six-month period ended October 31, 2011. Although the manufacturing sector powered the U.S. economy out of the recession, its growth rate slowed from the pace earlier in 2011. European and Asian manufacturing activity also slumped in the period’s second half. Third quarter U.S. gross domestic product growth registered an estimated annualized 2.0% rate, following a 1.3% annualized rate in 2011’s second quarter.1

The U.S. financial system continued to heal, but the country still faced persistent unemployment, housing market weakness and massive debt. The U.S. Federal Reserve Board (Fed) cut its growth forecast for the world’s largest economy as manufacturing growth slowed globally. Some observers attributed the slow growth to the effects of Japan’s earthquake and its aftermath, high commodity prices and a fading inventory restocking cycle. Monetary policy tightening in most parts of the world also inhibited growth and cooled the commodities rally. Inflation rose across much of the world but stayed relatively contained in the U.S. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt to support economic growth.

Corporate profit strength and favorable economic prospects in some regions of the world supported equities, but investors weathered oil supply disruptions due to revolutions and civil unrest in the Middle East and North Africa that began in late 2010, as well as the multiple crises triggered by Japan’s earthquake and tsunami in early 2011. Also weighing on investor sentiment were sovereign debt worries and credit downgrades in Europe, the political stalemate in raising the U.S. debt ceiling and Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA. U.S. stocks declined for the six-month reporting period as measured by the Standard & Poor’s® 500 Index.2

1. Source: Bureau of Economic Analysis.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

Semiannual Report | 3

In late September, the Fed announced plans designed to boost the economy by driving down long-term interest rates. The Fed intends to sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower for the period under review.

The foregoing information reflects our analysis and opinions as of October 31, 2011. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin Biotechnology Discovery Fund

Your Fund’s Goal and Main Investments: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2011.

Performance Overview

Franklin Biotechnology Discovery Fund – Class A had a -7.65% cumulative total return for the six months under review. The Fund performed better than the -8.64% total return of its narrow benchmark, the NASDAQ Biotechnology Index, which tracks U.S. and international-based biotechnology stocks, but underperformed the -7.11% total return of its broad benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the U.S. stock market.1 For comparison, domestic and international-based stocks as measured by the NASDAQ Composite Index had a -6.13% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 25.

Semiannual Report | 5

Manager’s Discussion

During a six-month period characterized by general investor risk aversion, high equity market volatility and broad-based declines across the globe, the Fund’s large allocation to biotechnology stocks hindered results. A top detractor from the group was Dendreon, a developer of therapeutic vaccines that help the body’s immune system fight cancer by targeting dendritic cells, which initiate an immune response to disease-causing antigens. Dendreon experienced losses following the disappointing launch of a prostate cancer therapy (Provenge, its sole commercial product) that resulted in the preliminary release of lower-than-expected third-quarter revenues as well as the withdrawal of previously announced full-year earnings expectations. Dendreon said it could not deliver on promised sales of the high-priced drug because doctors were not confident enough about getting reimbursed, an announcement that shocked its biggest backers on Wall Street. As a result, shareholders cast doubt on the company’s business model and filed a class action lawsuit against the firm.

Four other notable biotechnology detractors were United Therapeutics, InterMune, Auxilium and Nektar Therapeutics. The share price of United Therapeutics, a U.S.-based maker of drugs for cardiovascular disease — particularly those focusing on the lung disease pulmonary arterial hypertension —fell sharply as an oral version of the company’s lung drug (Treprostinal, a.k.a. Remodulin) performed below expectations in a key study. Shares of pulmonology and hepatology drug developer InterMune declined in value as the company reported wider losses through the third quarter of 2011 than during the same quarter a year earlier, due to higher operating expenses. Among the factors pressuring InterMune were concerns that reimbursements for its European Union launch of Esbriet, indicated for the treatment of idiopathic pulmonary fibrosis, might be poor through the first half of 2012 due to increasingly prevalent budget shortfalls and the austerity measures they have triggered across the region, specifically in France, Spain and Italy. Industry analysts also lowered their earnings estimates for the company to more conservative levels in light of what had occurred at Dendreon (discussed above), which led to share price volatility. Auxilium, a biopharmaceutical company that develops and markets products focusing on urology and sexual health, underperformed our expectations due to several factors surrounding Xiaflex, its treatment for adults with Depuytren’s Contracture. These included a slow launch, low patient awareness and a limited number of rheumatologists embracing the drug. Lastly, the Fund was hindered by its position in Nektar Therapeutics, a clinical-stage biopharmaceutical company developing a pipeline of drug candidates that utilize its PEGylation and polymer conjugate technology platforms, which are designed to improve the benefits of drugs

6 | Semiannual Report

for patients. Its product pipeline consists of drug candidates across a number of therapeutic areas, including oncology, pain, anti-infectives, antiviral and immunology. In general, industry analysts viewed Nektar’s failure to find a partner for its ovarian cancer drug as a lack of validation for the program. Consequently, the company’s research and development expenses were likely to rise because it may have to run the drug’s phase-three trials on its own.

Also hindering the Fund’s performance were some of its positions in the life sciences tools and services industry, particularly Life Technologies and QIAGEN. Found in more than 90% of research labs, Life Technologies’ systems manufacture molecular diagnostic and research use-only products to advance the fields of discovery and translational research, molecular medicine, stem cell-based therapies, food safety and animal health, as well as 21st century forensics. Despite signs that its latest sequencing instrument, Torrent, was gaining acceptance in the research community, Life Technologies underperformed our expectations due to larger concerns about academic budgets, and in particular the National Institute of Health (NIH) budget, as Congress was seeking major budget cuts that may impact NIH funding in 2012 and beyond. Share-price depreciation for QIAGEN, which offers a portfolio of instruments and diagnostic consumables in the health care sector, had a more straightforward underlying cause as weakness in OB/GYN office visits reduced demand for HPV (human papillomavirus) tests, one of QIAGEN’s key products. We continued to hold Life Technologies and QIAGEN in the Fund’s portfolio at period-end, as these short-term setbacks have not changed our positive longer-term views for both companies.

Several Fund holdings increased in value during the reporting period, mitigating the Fund’s overall losses. Within the biotechnology industry, key contributors included Alexion Pharmaceuticals, which produces drugs that inhibit immune system dysfunctions that cause autoimmune and neurological disorders; and Pharmasset, a clinical-stage pharmaceutical company whose hepatitis C drug trial received fast-track designation from the U.S. Food and Drug Administration during the period. Pharmacyclics, a clinical-stage biopharmaceutical company that specializes in cancer treatments, also aided the Fund. The company’s shares rose in value following news of its research and development agreement with the National Cancer Institute to develop a blood-cancer treatment. Also performing well were Biogen Idec, a company focused on developing treatments in the areas of oncology, immunology and neurology; and Celgene, a drug development company focused primarily on cancer treatments, whose lead product is Revlimid, approved in the U.S. and Europe as a treatment for multiple myeloma (bone marrow cancer).

Semiannual Report | 7

Additional key contributors existed among the Fund’s pharmaceuticals holdings, where Questcor Pharmaceuticals and Jazz Pharmaceuticals were standouts. Shares of Questcor gained in reaction to preliminary third-quarter results that included a notable increase in the sales of its multiple sclerosis treatment. Jazz advanced after news of its acquisition of an Ireland-based specialty pharmaceutical company.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Evan McCulloch, CFA Portfolio Manager

Franklin Biotechnology Discovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Semiannual Report

Performance Summary as of 10/31/11

Franklin Biotechnology Discovery Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

Endnotes

The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.77% and +11.58%.

10 | Semiannual Report

Your Fund’s Expenses

Franklin Biotechnology Discovery Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.28% and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

12 | Semiannual Report

Franklin Natural Resources Fund

Your Fund’s Goal and Main Investments: Franklin Natural Resources Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2011.

Performance Overview

Franklin Natural Resources Fund – Class A had a cumulative total return of -18.01% for the six months under review. The Fund underperformed the -15.58% total return of its narrow benchmark, the Standard & Poor’s (S&P®) North American Natural Resources Index, which tracks companies involved in extractive industries (mining), energy, timber and forestry services, and the production of pulp and paper.1 It also underperformed the -7.11% total return of its broad benchmark, the S&P 500 Index (S&P 500), which is a broad measure of the U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 31.

Semiannual Report | 13

Sector Overview

Commodities were buffeted by the opposing forces of continued (albeit slowing) consumption growth in emerging economies and the rising risk of a developed-world recession, particularly in Europe, throughout the six-month reporting period. A host of data indicated decelerating economic output in the developed world, prompting commodities traders to price in risks to future physical demand. Although resilient Asian economies continued to drive demand for natural resources of all kinds, concerns surfaced that China and other developing countries’ rapid rates of growth in recent years might decelerate, as they sought to dampen inflation with various policy maneuvers. These concerns were further stoked by a belief that slowing growth or recession in Europe could spill over into the growth of developing economies and result in additional demand weakness.

As investors exited risky assets such as commodities and turned to Treasury debt and other perceived safe havens, a steep correction ensued across much of the commodities complex from May through September, until a brief but powerful October rally partially offset losses from the previous five months. Commodities largely tracked the volatile movements of global equities and were further hindered, in part, by U.S. dollar appreciation. Among major commodities, gold, sugar, orange juice and lean hogs rose in price, while silver, wheat, nickel, coffee and natural gas had some of the biggest declines. Most commodity-linked stocks also declined in value despite continued signs of generally robust consumer and industrial/producer demand for raw materials.

Economically sensitive fuels and industrial metals were deeply and negatively impacted by the darkening economic outlook, counterbalanced by resiliency in the price of gold and several agricultural products. On a percentage basis, U.S. natural gas prices fell the most as near-record production, particularly in North America where plentiful supplies were increasingly evident, overwhelmed industrial and residential demand. Overall, the wholesale spot prices of one British thermal unit (Btu) of natural gas declined from $4.50 to $3.66 during the six months under review.2 For crude oil, lower global oil consumption surfaced in some parts of the world amid continued concerns about the fragility of the global economy, even as declining inventories, a tightening of spare capacity, and steadily growing annual demand from energy-intensive emerging economies served to maintain oil prices at historically high levels. Despite tight supplies and a one-month price surge of nearly 18% in October, spot prices for benchmark West Texas Intermediate (WTI) crude fell from $114 per barrel on

2. Source: U.S. Department of Energy/Energy Information Administration.

14 | Semiannual Report

April 30, 2011, to $93 by period-end (-18.2% overall).3 Crude oil hit a period low of $76 per barrel on October 4 as global demand growth forecasts for 2011 and 2012 waned.3 Although WTI crude oil experienced a large decline, the U.S.-centric benchmark only tells part of the story as U.K.-based Brent crude oil prices, considered by most to be a better global benchmark, only declined 11.8%, leading to the creation of a historically wide price spread between WTI and Brent.3 This divergence was confusing to investors and was somewhat influenced by a loss of Libyan production during and after the country’s civil war, but the higher prices for Brent and other crude oil grades provided some confidence that the global supply and demand outlook was more positive than largely perceived.

Unlike many commodities that had reached all-time highs in early 2011 before moderating through period-end — namely metals such as copper and silver as well as several agricultural products — gold prices continued to climb as investors sought to protect their wealth against financial market turmoil, repeatedly breaking records until its spot price reached a new nominal all-time high of $1,900 per troy ounce on September 5.3 Even though gold spot prices eventually ebbed to $1,705 per ounce by October 31, 2011, they still posted a gain of almost 10% during the period as safe-haven, central bank and physical demand (for industrial and jewelry applications) remained robust, particularly across Asia.3 The speculative frenzy that at one point lifted the silver market to a 31-year high collapsed, causing its spot price to plummet more than 28%, or from roughly $48 to $34 per troy ounce.3 Industrially linked platinum and palladium also fared poorly, losing about 15% and 19% of their value during the six months under review.3 Similar to precious metals, the base metals market also heeded the dominant concerns of economic uncertainty and political risk combined with a slowdown in physical factory demand. Within the base metals complex, industrial benchmark copper futures rebounded sharply in October but overall fell more than 14% during the six-month period despite signs of shortages, and to just under $8,000 per metric ton at period-end.4 At one point in September, copper futures had slid to a 14-month low of just above $7,000 per ton.4

Although global economic events and the downturn in the commodities market are worrisome, we believe these types of events are to be expected from time to time, and we typically view periods of increased market volatility as an opportunity to purchase high-quality companies whose shares have suffered from indiscriminate selling and speculation. In fact, during late September and early October we increased the Fund’s holdings in several positions at what we considered to be attractive valuations.

3. Source: Bloomberg LP.
4. Source: London Metal Exchange.

Semiannual Report | 15

Manager’s Discussion

The six months under review represented a challenging period, characterized by the mixed messages of political uncertainty and global economic headwinds offset by indicators of mostly resilient commodity supply and demand fundamentals. The first five months of the reporting period were plagued by an onslaught of negative economic data points and media coverage. Although the Fund’s net asset value declined, a strong recovery in October helped mitigate losses. The upturn was prompted largely by the sudden appearance of more upbeat economic data, particularly out of the U.S., and around the same time European policymakers appeared closer to finding ways to manage their debt crisis. Meanwhile, commodity fundamentals remained fairly resilient during the entire period and many analysts saw little to no signs of faltering consumer demand by region, except in Europe, the heart of the sovereign debt crisis. In general, developed countries have historically been much less important for commodity demand growth than emerging economies, given the maturity of the developed nations’ consumption patterns.

During the semiannual period, most of the Fund’s holdings were subject to the difficult environment affecting commodities generally. Typically, the Fund holds a much larger percentage of investments in higher growth companies and less in defensive integrated oil stocks when compared with the benchmark index, and therefore it is not unusual for the Fund to trail the index during periods of market weakness. Additionally, our strategy to pursue opportunities as markets decline can have a temporarily negative impact on performance, as we saw in the latter half of 2008.

Portfolio weakness was evident in the following industries, which performed poorly in the uncertain environment: oil and gas equipment and services, oil and gas exploration and production (E&P), coal and consumable fuels, integrated oil and gas, and diversified metals and mining. Our biggest detractors within the oil and gas equipment and services industry included Halliburton, Weatherford International, Schlumberger and Baker Hughes. As the four largest diversified oilfield services companies in the world, these companies were viewed as susceptible to a decline in commodity prices and lower spending on global resource exploration and development. However, production from oil and natural gas fields declines rapidly as they mature, creating the necessity to spend on new resource development or the further exploitation of existing fields. In addition, the industry has been experiencing a secular trend of rising costs as reservoirs become more complex and costly to develop, which could benefit the oilfield services companies, in our assessment. We believe this trend is likely to continue. Notable declining stocks in oil and gas E&P included Devon Energy, Denbury Resources (sold by period-end), Apache and Comstock Resources. Our holdings of American coal miners and producers such as

16 | Semiannual Report

Alpha Natural Resources, Peabody Energy and James River Coal (sold by period-end) suffered double-digit share price declines and values were negatively impacted by rising operating costs and concerns related to slowing demand for U.S. metallurgical coal from Asia. Even the typically more defensive integrated oil and gas companies held by the Fund were not immune, as evidenced by the share price declines in Murphy Oil (sold by period-end), Hess and Marathon Oil, although these companies do have more exposure to the price of oil than the super-majors such as Chevron and Exxon, which performed relatively well.

Despite signs of tight supplies amid dwindling stockpiles for several precious and industrial metals, most diversified metals and mining companies suffered through the broad-based sell-off across the commodities complex. Beyond the impacts of speculative trading and economic concerns, regulatory issues and/or workers strikes at key mining operations across the globe also held the share prices of certain mining conglomerates in check. Against this backdrop, the Fund’s major detractors among miners during the six-month period included large, globally integrated mining companies such as Xstrata, Rio Tinto and BHP Billiton.

Several Fund holdings appreciated in value, helping to mitigate its overall declines. One standout performer from within the otherwise beleaguered oil and gas equipment and services industry was Hornbeck Offshore Services. A small-capitalization U.S. company, Hornbeck provides marine transportation of oilfield equipment, supplies and petroleum products, primarily in the U.S. Gulf of Mexico. The pace of drilling in the region picked up as the U.S. bureau responsible for issuing permits provided greater certainty in the drilling permit application and approval process. This was a direct benefit to Hornbeck, which services many of the deepwater rigs in the Gulf, a highly productive region that continued to be one of the world’s most active in terms of exploration and development activity. Other holdings with exposure to deepwater activity also performed relatively well during the period, particularly those that supply subsea services equipment and infrastructure such as Cameron International, FMC Technologies, National Oilwell Varco and Oceaneering International.

Although the oil and gas E&P industry hurt Fund performance overall, our investments in Petrohawk Energy and Brigham Exploration were beneficiaries of acquisition offers. Petrohawk had concentrated its efforts on developing key North American natural gas shale plays, including the Haynesville Shale and the Eagle Ford Shale, which hold what are believed to be large, untapped reserves. In a move to boost its U.S. shale assets, Australia’s BHP Billiton acquired Petrohawk Energy during the period. Similarly, Brigham, a small independent E&P firm focused in North Dakota’s Bakken oil shale formation, received an all-cash acquisition offer from Statoil, the Norwegian state oil company.

Semiannual Report | 17

Randgold Resources was another key contributor. Randgold, together with its subsidiaries, engages in gold exploration and mining across west and central Africa. The company’s chief asset is its stake in the Morila Limited gold mine located in Mali, a joint venture it shares with AngloGold Ashanti, another Fund holding. Randgold shares recovered from weakness induced by political unrest in Ivory Coast, another country where Randgold operates and which experienced calmer conditions and less uncertainty after its newly elected president was able to gain control of the country.

Finally, the Fund’s cash position fell from 5.9% of total net assets to 3.8% by period-end, as we found opportunities to invest as share prices declined. Due to the correction in the commodities market, this cash position also slightly cushioned the Fund from steeper losses throughout the period. As always, we will seek to deploy the Fund’s cash on a selective and opportunistic basis.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

18 | Semiannual Report

Performance Summary as of 10/31/11

Franklin Natural Resources Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 19

Performance Summary (continued)

Endnotes

Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. The Fund may also invest in foreign stocks, which involve exposure to currency volatility and political and economic uncertainty. The Fund’s holdings in smaller companies involve special risks associated with smaller revenues and market share, and more limited product lines. The prices of such securities can be volatile, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Advisor Class:	These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

20 | Semiannual Report

Your Fund’s Expenses

Franklin Natural Resources Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 21

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; C: 1.69%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

22 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

aFor the period September 1, 2009 (effective date) to April 30, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 94.7%			
Biotechnology 72.0%			
[a] Ablynx NV	Belgium	165,800	$ 439,576
[a] Achillion Pharmaceuticals Inc.	United States	457,000	2,897,380
[a] AEterna Zentaris Inc., wts., 12/23/11	Canada	152,329	—
[a] Alexion Pharmaceuticals Inc.	United States	229,600	15,500,296
[a] Alkermes PLC	United States	115,900	2,027,091
[a] AMAG Pharmaceuticals Inc.	United States	88,000	1,241,680
[a] Amarin Corp. PLC., ADR	United Kingdom	465,600	4,376,640
Amgen Inc.	United States	423,400	24,248,118
[a] Amylin Pharmaceuticals Inc.	United States	330,900	3,811,968
[a,b] Anacor Pharmaceuticals Inc.	United States	365,800	2,476,466
[a,b] Anthera Pharmaceuticals Inc.	United States	379,800	2,426,922
[a,c,d] AP Pharma Inc.	United States	10,903,203	2,725,801
[a,c,d] AP Pharma Inc., wts., 7/01/16	United States	10,903,203	381,612
[a] Ardea Biosciences Inc.	United States	147,291	2,932,564
[a] ARIAD Pharmaceuticals Inc.	United States	21,300	247,719
[a] ArQule Inc.	United States	808,809	4,699,180
[a] Biogen Idec Inc.	United States	208,561	24,268,158
[a] BioMarin Pharmaceutical Inc.	United States	166,356	5,674,403
[a,b] Biospecifics Technologies Corp.	United States	140,450	2,387,650
[a] Celgene Corp.	United States	452,000	29,303,160
[a,b] Celldex Therapeutics Inc.	United States	407,600	1,308,396
[a] Chelsea Therapeutics International Ltd.	United States	760,300	3,444,159
[a,b] Curis Inc.	United States	525,100	1,932,368
[a] Cytokinetics Inc.	United States	622,700	722,332
[a] Dendreon Corp.	United States	363,800	3,979,972
[a,d] Dynavax Technologies Corp.	United States	656,300	1,785,136
[a,b] Gentium SpA, ADR	Italy	383,600	2,263,240
[a] Gilead Sciences Inc.	United States	739,600	30,811,736
[a] Human Genome Sciences Inc.	United States	402,300	4,127,598
[a,b] Incyte Corp.	United States	326,200	4,491,774
[a,e] Indevus Pharmaceuticals Inc., Escrow Account	United States	1,006,900	314,656
[a] Inhibitex Inc.	United States	530,448	2,063,443
[a] InterMune Inc.	United States	449,800	11,469,900
[a] Ironwood Pharmaceuticals Inc.	United States	61,300	833,680
[a,b] Keryx Biopharmaceuticals Inc.	United States	168,792	528,319
[a] Lexicon Pharmaceuticals Inc.	United States	1,229,200	1,487,332
[a] Medivation Inc.	United States	134,600	2,312,428
[a] Neurocrine Biosciences Inc.	United States	281,500	1,762,190
[a] NPS Pharmaceuticals Inc.	United States	308,500	1,594,945
[a] Onyx Pharmaceuticals Inc.	United States	87,800	3,593,654
[a] Pharmacyclics Inc.	United States	606,300	7,984,971
[a] Pharmasset Inc.	United States	188,650	13,280,960
[a] Progenics Pharmaceuticals Inc.	United States	174,800	1,148,436
[a,b] Savient Pharmaceuticals Inc.	United States	114,500	429,375
[a] SciClone Pharmaceuticals Inc.	United States	975,660	4,107,529
[a] Spectrum Pharmaceuticals Inc.	United States	38,900	431,401
[a] Targacept Inc.	United States	221,700	3,901,920

Semiannual Report | 25

26 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Biotechnology Discovery Fund	Country	Principal Amount	Value
Convertible Bonds (Cost $1,480,676) 0.0%			
Biotechnology 0.0%			
[a,d] ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%, 12/31/10	Canada	1,500,000 CAD	$ —
Total Investments before Short Term Investments (Cost $396,199,164)			345,122,833
		Shares	
Short Term Investments 6.8%			
Money Market Funds (Cost $12,746,083) 3.6%			
[a,h] Institutional Fiduciary Trust Money Market Portfolio	United States	12,746,083	12,746,083
[i] **Investments from Cash Collateral Received for Loaned Securities (Cost $11,617,250) 3.2%**			
Money Market Funds 3.2%			
[j] BNY Mellon Overnight Government Fund, 0.07%	United States	11,617,250	11,617,250
Total Investments (Cost $420,562,497) 102.9%			369,486,166
Other Assets, less Liabilities (2.9)%			(10,483,856)
Net Assets 100.0%			$359,002,310

See Abbreviations on page 51.

[a] Non-income producing.

[c] See Note 9 regarding holdings of 5% voting securities.

[d] At October 31, 2011, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e] See Note 8 regarding restricted securities.

[f] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2011, the value of this security was $241,270, representing 0.07% of net assets.

[g] Defaulted security.

[i] See Note 1(c) regarding securities on loan.

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks 94.3%			
Agricultural Products 0.7%			
Bunge Ltd.	United States	141,000	$ 8,709,570
Coal & Consumable Fuels 3.7%			
[a]Alpha Natural Resources Inc.	United States	763,000	18,342,520
[a,b]Energy Coal Resources, 144A	United States	199,375	—
Peabody Energy Corp.	United States	485,400	21,051,798
[a]SouthGobi Resources Ltd.	Canada	320,600	2,587,481
Uranium One Inc.	Canada	1,690,000	5,078,125
			47,059,924
Construction & Engineering 0.5%			
Boart Longyear Group	Australia	1,672,715	5,694,084
Diversified Metals & Mining 8.2%			
BHP Billiton PLC, ADR	United Kingdom	251,000	15,805,470
Freeport-McMoRan Copper & Gold Inc., B	United States	419,500	16,889,070
[a]Imperial Metals Corp.	Canada	210,000	4,427,584
[a]Ivanhoe Australia Ltd.	Australia	2,690,290	3,033,767
[a]Ivanhoe Mines Ltd.	Canada	316,000	6,481,160
[a,b]Minmetals Resources Ltd., 144A	China	11,890,000	6,091,314
[a]Nautilus Minerals Inc.	Canada	817,000	2,168,520
[a,c]Nautilus Minerals Inc., 144A	Canada	474,000	1,258,113
[a]PanAust Ltd.	Australia	1,208,687	4,152,703
Rio Tinto PLC, ADR	United Kingdom	248,000	13,406,880
[a]Sandfire Resources NL	Australia	801,667	5,778,958
Teck Resources Ltd., B	Canada	263,000	10,546,300
Xstrata PLC	United Kingdom	825,000	13,866,288
			103,906,127
Gold 6.5%			
[a]Allied Gold Mining PLC	Australia	1,459,713	3,692,140
AngloGold Ashanti Ltd., ADR	South Africa	175,000	7,911,750
Barrick Gold Corp.	Canada	190,000	9,405,000
[a]Centamin Egypt Ltd.	Egypt	1,259,270	2,169,415
[a,c]Centamin Egypt Ltd., 144A (CAD Traded)	Egypt	800,000	1,378,205
[a]CGA Mining Ltd.	Australia	1,150,000	2,856,571
[a]Colossus Minerals Inc.	Canada	470,000	3,342,348
[a]G-Resources Group Ltd.	Hong Kong	31,232,900	1,909,642
[a,c]G-Resources Group Ltd., 144A	Hong Kong	18,639,000	1,139,626
[a]Guyana Goldfields Inc.	Canada	324,100	2,843,666
IAMGOLD Corp.	Canada	261,000	5,611,500
Nevsun Resources Ltd.	Canada	98,500	518,940
[c]Nevsun Resources Ltd., 144A	Canada	300,000	1,580,529
Newcrest Mining Ltd.	Australia	300,000	10,598,019
Newcrest Mining Ltd., ADR	Australia	162,000	5,661,900
[a]Osisko Mining Corp.	Canada	100,000	1,203,926
[a,c]Osisko Mining Corp., 144A	Canada	485,000	5,839,042
Randgold Resources Ltd., ADR	United Kingdom	109,000	11,943,130
[a]St. Barbara Ltd.	Australia	1,662,491	3,837,097
			83,442,446

Semiannual Report | 31

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Independent Power Producers & Energy Traders 0.1%			
[a]Alterra Power Corp.	Canada	2,857,800	$ 1,345,318
Industrial Machinery 0.8%			
Robbins & Myers Inc.	United States	213,000	9,518,970
Integrated Oil & Gas 15.0%			
BP PLC, ADR	United Kingdom	195,000	8,615,100
Chevron Corp.	United States	507,000	53,336,400
ConocoPhillips	United States	149,000	10,377,850
Exxon Mobil Corp.	United States	343,000	26,784,870
Hess Corp.	United States	413,000	25,837,280
Occidental Petroleum Corp.	United States	471,000	43,774,740
Petroleo Brasileiro SA, ADR	Brazil	68,000	1,836,680
Total SA, B, ADR	France	401,700	21,008,910
			191,571,830
Oil & Gas Drilling 4.2%			
Ensco PLC, ADR	United States	397,519	19,740,794
Noble Corp.	United States	250,000	8,985,000
Patterson-UTI Energy Inc.	United States	532,000	10,810,240
[a]Pioneer Drilling Co.	United States	553,000	5,469,170
[a]Rowan Cos. Inc.	United States	255,000	8,794,950
			53,800,154
Oil & Gas Equipment & Services 23.7%			
Baker Hughes Inc.	United States	387,000	22,442,130
[a]C&J Energy Services Inc.	United States	222,300	3,747,978
[a]Cameron International Corp.	United States	490,000	24,078,600
[a]Dresser-Rand Group Inc.	United States	180,000	8,712,000
[a]Dril-Quip Inc.	United States	144,000	9,374,400
[a]FMC Technologies Inc.	United States	307,000	13,759,740
Halliburton Co.	United States	1,224,600	45,751,056
[a]Helix Energy Solutions Group Inc.	United States	200,000	3,612,000
[a]Hornbeck Offshore Services Inc.	United States	305,200	10,022,768
[a]Key Energy Services Inc.	United States	1,165,000	15,063,450
National Oilwell Varco Inc.	United States	287,000	20,471,710
Oceaneering International Inc.	United States	294,000	12,298,020
[a]Oil States International Inc.	United States	210,000	14,618,100
[a]PHI Inc., non-voting	United States	154,000	3,398,780
[a]RigNet Inc.	United States	206,800	3,232,284
Schlumberger Ltd.	United States	666,804	48,990,090
[a]Superior Energy Services Inc.	United States	461,700	12,983,004
[a]Tesco Corp.	Canada	305,000	4,718,350
Tidewater Inc.	United States	120,500	5,932,215
[a]Weatherford International Ltd.	United States	1,219,000	18,894,500
			302,101,175
Oil & Gas Exploration & Production 26.8%			
Anadarko Petroleum Corp.	United States	564,000	44,274,000
Apache Corp.	United States	259,000	25,804,170
[a]Bill Barrett Corp.	United States	285,000	11,856,000

32 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Oil & Gas Exploration & Production (continued)			
[a]Brigham Exploration Co.	United States	319,100	$ 11,620,026
[a]C&C Energia Ltd.	Canada	365,400	3,070,619
Canadian Natural Resources Ltd.	Canada	265,000	9,332,332
[a]Chariot Oil & Gas Ltd.	United Kingdom	1,900,000	4,242,909
Cimarex Energy Co.	United States	132,000	8,448,000
[a]Cobalt International Energy Inc.	United States	497,000	5,129,040
[a]Comstock Resources Inc.	United States	465,000	8,481,600
[a]Concho Resources Inc.	United States	202,000	19,133,440
Devon Energy Corp.	United States	488,000	31,695,600
[a]Gran Tierra Energy Inc.	Canada	1,177,000	7,156,160
[a]HRT Participacoes em Petroleo SA	Brazil	7,900	3,938,039
[a]Kodiak Oil & Gas Corp.	Canada	1,271,000	8,782,610
[a]Kosmos Energy Ltd.	United States	374,370	5,802,735
Marathon Oil Corp.	United States	368,900	9,602,467
Noble Energy Inc.	United States	276,000	24,657,840
[a]OGX Petroleo e Gas Participacoes SA	Brazil	583,000	4,820,988
[a]Pan Orient Energy Corp.	Canada	100,000	227,364
[a,c]Pan Orient Energy Corp., 144A	Canada	700,000	1,591,546
[a]Petroleum Development Corp.	United States	273,000	7,128,030
QEP Resources Inc.	United States	255,000	9,065,250
SM Energy Co.	United States	331,000	27,443,210
[a]Southwestern Energy Co.	United States	315,000	13,242,600
[a]Triangle Petroleum Corp.	United States	1,547,000	8,725,080
Tullow Oil PLC	United Kingdom	582,000	13,125,381
[a]Whiting Petroleum Corp.	United States	296,189	13,787,598
			342,184,634
Oil & Gas Refining & Marketing 1.1%			
[a]CVR Energy Inc.	United States	183,000	4,531,080
Marathon Petroleum Corp.	United States	278,000	9,980,200
			14,511,280
Precious Metals & Minerals 1.3%			
Impala Platinum Holdings Ltd.	South Africa	255,000	5,893,685
[a]MAG Silver Corp.	Canada	350,000	3,277,744
[a]North American Palladium Ltd.	Canada	279,300	930,069
[a]Romarco Minerals Inc.	Canada	2,000,000	1,963,141
[a,c]Romarco Minerals Inc., 144A	Canada	660,500	648,327
[a,c]Tahoe Resources Inc., 144A	Canada	233,000	4,389,754
			17,102,720
Specialty Chemicals 0.7%			
Celanese Corp., A	United States	190,300	8,287,565
Steel 1.0%			
Cliffs Natural Resources Inc.	United States	144,000	9,823,680
United States Steel Corp.	United States	130,000	3,296,800
			13,120,480
Total Common Stocks (Cost $984,288,358)			1,202,356,277

Semiannual Report | 33

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin Strategic Series

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*
October 31, 2011 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Class A:		
Net assets, at value	$351,777,997	$ 885,783,471
Shares outstanding	4,897,640	24,141,683
Net asset value per share[a]	$71.83	$36.69
Maximum offering price per share (net asset value per share ÷ 94.25%)	$76.21	$38.93
Class C:		
Net assets, at value	—	$ 184,780,302
Shares outstanding	—	5,154,572
Net asset value and maximum offering price per share[a]	—	$35.85
Advisor Class:		
Net assets, at value	$ 7,224,313	$ 204,311,178
Shares outstanding	99,961	5,228,587
Net asset value and maximum offering price per share	$72.27	$39.08

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 37

38 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A & Advisor Class

Franklin Biotechnology Discovery Fund

Class A, Class C & Advisor Class

Franklin Natural Resources Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

Semiannual Report | 39

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)
U.	S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At October 31, 2011, the Franklin Natural Resources Fund had no securities on loan.

d. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report | 41

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Semiannual Report | 43

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Funds pay an investment management fee to Advisers based on the daily net assets of each of the Funds as follows:

b. Administrative Fees

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund’s average daily net assets as follows:

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

In addition, under the Franklin Natural Resources Fund’s Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund’s shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

e. Transfer Agent Fees

For the period ended October 31, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Semiannual Report | 45

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2011, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

At October 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended October 31, 2011, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2011, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

*In U.S. dollars unless otherwise indicated.

Semiannual Report | 47

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Biotechnology Discovery Fund for the period ended October 31, 2011, were as shown below.

10. SPECIAL SERVICING AGREEMENT

The Franklin Natural Resources Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended October 31, 2011, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2011, 9.00% of the fund’s outstanding shares were held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended October 31, 2011, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

Semiannual Report | 49

At October 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, is as follows:

aThe investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities inputs.
bThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
cIncludes common and preferred stocks as well as other equity investments.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio
CAD -CanadianDollar	ADR - American Depository Receipt

Semiannual Report | 51

Franklin Strategic Series

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

52 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN STRATEGIC SERIES

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

FSS2 S 12/11

FRANKLIN

STRATEGIC INCOME FUND

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Semiannual Report

Franklin Strategic Income Fund

Your Fund’s Goals and Main Investments: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund invests in all varieties of fixed and floating rate income securities, including bonds, bank loans (and loan participations), mortgage securities and other asset-backed securities, and convertible securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2011.

Performance Overview

Franklin Strategic Income Fund – Class A had a -0.56% cumulative total return for the six months under review. The Fund underperformed the +4.98% total return of its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which represents the U.S. investment-grade fixed rate taxable bond market.1 The Fund generally performed in line with the -0.50% total return of its peers as measured by the Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Lipper Inc. For the six-month period ended 10/31/11, this category consisted of 192 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. One cannot invest directly in a Lipper average, and the average is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Semiannual Report | 3

Economic and Market Overview

During the six months under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. To promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual mandate to foster maximum employment and price stability, the Fed undertook a second round of quantitative easing consisting of a $600 billion purchase of longer term U.S. Treasuries, which ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth.

Despite the Fed’s actions, the economy grew more slowly than expected, and unemployment remained high. The foreclosure rate increased, but lawmakers made efforts to strengthen the weak real estate market by making it easier for homeowners to refinance. Manufacturing activity weakened during the reporting period partly because of global supply-chain disruptions following Japan’s natural disasters. Geopolitical instability in some oil-producing regions and investor concerns over weak economic data contributed to volatility in crude oil prices. After prices reached a period high of $114 per barrel on May 2, they fell to $93 by period-end. Storms and droughts in several states reduced crop yields, pushing up grain prices. As oil and food prices rose, the pace of inflation accelerated during the period.

Generally favorable economic improvements and positive corporate earnings reports somewhat eased investor concerns about the turmoil in North Africa and the Middle East, multiple crises triggered by Japan’s earthquake, widening debt problems and political instability in the eurozone, as well as headwinds facing the U.S. economy. During the six months under review, fixed income markets, as measured by the BC U.S. Aggregate Index, posted solid returns, and U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), declined.3 Heightened volatility, however, roiled global financial markets amid U.S. lawmakers’ protracted debate and eventual compromise on the debt limit, independent credit rating agency Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA, and fears of a sovereign debt crisis contagion in Europe. In September, the Fed announced plans designed to boost the economy by driving down long-term interest rates. The Fed intends

3. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

4 | Semiannual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes 2.50 cents primarily from net foreign currency gains, although one cannot expect the same result in future periods.

to sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower for the period under review. For the six months under review, the U.S. dollar rose 3.41% versus its major trading partners.4

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

4. Source: Federal Reserve H10 Report.

Semiannual Report | 5

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Manager’s Discussion

During the six months ended October 31, 2011, financial market headlines focused on the eurozone debt crisis, the protracted debt ceiling debate in Washington, DC, and the subsequent decision of independent credit rating agency Standard & Poor’s to downgrade the U.S. long-term credit rating. Market pessimism peaked toward the end of the third calendar quarter, and despite a moderate rebound in October, stocks generally ended the reporting period down as the S&P 500 fell 7.11%.5 Conversely, U.S. Treasuries, historically viewed as safe-haven assets, gained as the yield on the 10-year Treasury note fell from 3.32% to 2.17% during the period. Prices and yields of fixed income instruments generally move inversely. Longer term rates in certain other developed markets, such as Germany and Canada, also declined. Not surprisingly, spread sectors (such as corporate credit-related securities) tended to underperform, given their greater sensitivity to perceptions of elevated financial market risk. Similarly, certain foreign currencies, particularly in various emerging markets, weakened against the U.S. dollar.

In this environment, Franklin Strategic Income Fund had a slightly negative total return, underperforming the benchmark BC U.S. Aggregate Index. The Fund generally performed in line with its median peers in the Lipper MultiSector Income Funds Classification Average, even though the Fund’s higher exposure to non-U.S. dollar-denominated securities constrained returns during the period. The Fund’s underweighting of longer duration U.S. interest rate-sensitive fixed income sectors (i.e., U.S. Treasuries and agency bonds) negatively impacted performance relative to the BC U.S. Aggregate Index, while its higher exposure to below investment-grade constrained returns relative to the Lipper peer average.

The significant decline in longer term U.S. Treasury yields drove healthy returns for the more interest rate-sensitive sectors of the domestic fixed income market. Bonds with the longest maturities generally delivered the highest total returns during the period. Agency mortgage-backed securities, which have shorter effective maturities and are subject to potential prepayment risk, underperformed longer maturity Treasuries but still posted positive total returns during the period. Furthermore, although we believe continued U.S. economic weakness

5. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

6 | Semiannual Report

may ease longer term inflationary pressures, fixed income U.S. government securities did not present significant value at period-end yields, in our opinion. Consequently, the Fund remained underweighted in these sectors, although among these sectors we preferred the relatively higher yields of agency mortgage-backed securities.

As risk aversion increased during the period, the commercial mortgage-backed securities (CMBS) sector experienced some downward price pressure as the sector’s fundamentals remained challenged and considering the strong performance CMBS delivered in 2009 and 2010. Although many observers thought the commercial real estate market recently bottomed and the sector’s fundamentals remained weak, asset valuations supported price recoveries for many CMBS securities. Municipal bonds rebounded during the period as investors began to realize that fears of widespread defaults that made headlines in late 2010 were generally overplayed and that actual default rates would be much more modest than some had predicted. As many of the Fund’s municipal bond holdings had relatively long durations, these securities also benefited from the aforementioned decline in longer term interest rates. The Fund began to reduce its municipal bond exposure during the period given the sector’s recent strong performance.

Semiannual Report | 7

What is a forward currency exchange contract?

A foreign currency exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Corporate credit fundamentals remained strong during the period and companies generally reported second and third quarter earnings above expectations. The balance sheets of non-financial companies with debt rated investment grade remained solid with high levels of liquidity and relatively low interest burdens. Default rates of below investment-grade issuers hovered near cycle lows. Amid significant market volatility, many company management teams kept a fairly defensive posture toward spending, further supporting the outlook for credit fundamentals. Nonetheless, concerns about the eurozone crisis and deficit issues in the U.S. led corporate credit sectors to generally under-perform the Treasury market. Declining stock indexes and fears that access to debt capital markets could be impaired contributed to widening yield spreads across the investment grade, high yield and floating rate bank loan sectors. The Fund sought to take advantage of this volatility by adding high yield exposure, as valuations cheapened in late summer while the fundamental backdrop remained supportive, in our opinion. (The Fund’s exposure to bank loans and high yield corporate securities included positions in certain derivative index instruments.)

Similarly, the flight to quality across financial markets led many currencies, particularly in certain developing markets, to depreciate relative to the U.S. dollar. This weakness negatively impacted the Fund’s holdings in foreign currency government bonds and other non-U.S. dollar-denominated securities. In particular, the Fund’s non-U.S. dollar holdings in Poland, Brazil, Mexico, India and Hungary experienced the effects of currency weakness, as did certain of the Fund’s Asian bond holdings. The Fund’s short position in the Japanese yen, through the use of forward currency exchange contracts, also detracted from performance, given the yen’s perceived safe-haven status during periods of economic weakness. Nonetheless, we believe the relatively stronger economic outlook for the countries and currencies we hold in the Fund may support longer term performance for those currencies relative to the U.S. dollar, the euro and the yen. The Fund maintained only a modest weighting in U.S. dollar-denominated, emerging market sovereign bonds as valuations remained somewhat rich compared to longer term averages.

8 | Semiannual Report

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 9

Performance Summary as of 10/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 11

Performance Summary (continued)

Endnotes

Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on the sum of the respective class’s past 12 months dividend distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/11.

5. The 30-day standardized yield for the 30 days ended 10/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

12 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.88%; B: 1.28%; C: 1.28%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(f) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited)

20 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods 1.5%			
[g]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	15,000,000	$ 14,325,000
Case New Holland Inc., senior note,			
7.75%, 9/01/13	United States	2,000,000	2,140,000
7.875%, 12/01/17	United States	8,300,000	9,399,750
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	10,700,000	11,502,500
8.50%, 11/01/20	United States	5,000,000	5,225,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	11,000,000	11,412,500
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	14,000,000	14,420,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	16,000,000	16,720,000
			85,144,750
Commercial & Professional Services 0.0%†			
[g,h]ARAMARK Holdings Corp., senior note, 144A, PIK, 8.625%, 5/01/16	United States	1,500,000	1,563,750
Consumer Durables & Apparel 0.9%			
Jarden Corp., senior sub. note,7.50%,			
5/01/17	United States	11,000,000	11,825,000
1/15/20	United States	1,700,000	1,827,500
KB Home, senior note, 6.25%, 6/15/15	United States	8,800,000	7,832,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	10,000,000	9,050,000
[g]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	7,300,000	6,624,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	15,000,000	14,625,000
			51,784,250
Consumer Services 2.0%			
[g]CityCenter Holdings/Finance, senior secured note, 144A, 7.625%, 1/15/16	United States	2,500,000	2,612,500
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	8,000,000	8,640,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	11,600,000	11,020,000
[g,i]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	8,000,000	10,000
[g]Gala Group Finance Ltd, senior secured bond, 144A, 8.875%, 9/01/18	United Kingdom	10,000,000 GBP	13,874,790
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	22,000,000	23,650,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	15,000,000	14,325,000
7.50%, 6/01/16	United States	1,000,000	955,000
10.00%, 11/01/16	United States	1,000,000	1,040,000
NCL Corp. Ltd., senior secured note, 11.75%, 11/15/16	United States	1,900,000	2,194,500
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	5,000,000	5,362,500
senior sub. note, 7.50%, 6/15/15	United States	5,000,000	4,937,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	6,300,000	6,583,500

Semiannual Report | 21

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Services (continued)			
g Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	7,300,000	$ 3,905,500
Starwood Hotels & Resorts Worldwide Inc., senior note,			
6.75%, 5/15/18	United States	10,000,000	11,150,000
7.15%, 12/01/19	United States	2,000,000	2,270,000
Universal City Development,			
senior note, 8.875%, 11/15/15	United States	4,564,000	5,088,860
senior sub. note, 10.875%, 11/15/16	United States	656,000	801,960
			118,421,610
Diversified Financials 4.2%			
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	12,000,000	12,240,000
Bank of America Corp.,			
ipfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	20,000,000	18,634,400
senior note, 5.65%, 5/01/18	United States	5,000,000	5,024,500
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	12,000,000	12,180,000
g CIT Group Inc.,			
secured bond, 144A, 7.00%, 5/02/17	United States	20,000,000	19,900,000
secured note, 144A, 6.625%, 4/01/18	United States	5,000,000	5,109,375
Citigroup Inc.,			
senior note, 6.125%, 11/21/17	United States	5,000,000	5,521,745
senior note, 5.375%, 8/09/20	United States	5,000,000	5,366,500
sub. note, 5.00%, 9/15/14	United States	10,000,000	10,200,990
General Electric Capital Corp.,			
senior note, A, 8.50%, 4/06/18	United States	170,000,000 MXN	12,265,657
sub. note, 5.30%, 2/11/21	United States	14,000,000	14,972,160
GMAC Inc.,			
senior note, 6.875%, 8/28/12	United States	7,000,000	7,105,000
sub. note, 8.00%, 12/31/18	United States	4,000,000	3,940,000
International Lease Finance Corp.,			
senior note, 8.25%, 12/15/20	United States	10,000,000	10,375,000
g senior secured note, 144A, 6.75%, 9/01/16	United States	11,900,000	12,301,625
JPMorgan Chase & Co.,			
6.00%, 1/15/18	United States	5,000,000	5,614,245
senior note, 4.25%, 10/15/20	United States	7,000,000	7,000,378
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	12,000,000	12,442,248
g KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	15,000,000	15,742,230
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	10,000,000	10,165,520
Moody's Corp., senior note, 5.50%, 9/01/20	United States	10,500,000	11,449,798
Morgan Stanley, senior note,			
6.00%, 4/28/15	United States	12,000,000	12,663,372
5.50%, 7/24/20	United States	5,000,000	4,983,751
5.50%, 7/28/21	United States	2,700,000	2,650,142
TransUnion LLC/TransUnion FICO, senior note, 11.375%, 6/15/18	United States	3,000,000	3,352,500
			241,201,136

22 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy 6.3%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	4,200,000	$ 4,189,500
6.25%, 6/01/21	United States	8,000,000	7,940,000
Antero Resources Finance, senior note,			
9.375%, 12/01/17	United States	11,000,000	12,210,000
[g]144A, 7.25%, 8/01/19	United States	1,000,000	1,035,000
[g]Arch Coal Inc., senior note, 144A,			
7.00%, 6/15/19	United States	2,900,000	3,016,000
7.25%, 6/15/21	United States	10,000,000	10,350,000
Berry Petroleum Co., senior note,			
10.25%, 6/01/14	United States	6,600,000	7,507,500
6.75%, 11/01/20	United States	4,250,000	4,297,812
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	8,000,000	8,720,000
8.25%, 9/01/21	United States	5,000,000	5,112,500
[g]CHC Helicopter SA, senior secured note, 144A, 9.25%,			
10/15/20	Canada	16,000,000	14,480,000
Chesapeake Energy Corp., senior note,			
7.625%, 7/15/13	United States	1,500,000	1,612,500
9.50%, 2/15/15	United States	1,000,000	1,150,000
7.25%, 12/15/18	United States	1,000,000	1,117,500
6.625%, 8/15/20	United States	12,000,000	13,065,000
6.125%, 2/15/21	United States	6,000,000	6,315,000
Compagnie Generale de Geophysique-Veritas, senior note,			
9.50%, 5/15/16	France	600,000	652,500
7.75%, 5/15/17	France	8,055,000	8,387,269
[g]144A, 6.50%, 6/01/21	France	7,000,000	6,953,240
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	7,700,000	8,470,000
8.25%, 4/01/20	United States	2,200,000	2,420,000
[g]144A, 6.375%, 3/01/21	United States	1,000,000	1,000,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note,			
8.875%, 2/15/18	United States	14,000,000	14,910,000
El Paso Corp.,			
senior bond, 6.50%, 9/15/20	United States	9,000,000	9,877,500
senior note, 7.00%, 6/15/17	United States	3,500,000	3,937,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	15,200,000	16,492,000
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	14,000,000	14,980,000
[k]Enterprise Products Operating LLC, junior sub. note, FRN,			
7.034%, 1/15/68	United States	12,000,000	12,450,000
[g]Expro Finance Luxembourg, senior secured note, 144A, 8.50%,			
12/15/16	United Kingdom	15,000,000	14,550,000
[g]Gaz Capital SA, senior note, 144A, 5.092%, 11/29/15	Russia	12,000,000	12,504,480
HollyFrontier Corp., senior note, 9.875%, 6/15/17	United States	6,173,000	6,790,300
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	10,000,000	11,075,000
7.75%, 2/01/21	United States	4,000,000	4,290,000
[g]144A, 6.50%, 5/15/19	United States	1,000,000	1,010,000

Semiannual Report | 23

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

24 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Semiannual Report | 25

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
Huntsman International LLC, senior sub. note, 8.625%, 3/15/21	United States	10,000,000	$ 10,325,000
[g]Ineos Finance PLC, senior secured note, 144A,			
9.00%, 5/15/15	United Kingdom	2,000,000	2,065,000
9.25%, 5/15/15	United Kingdom	350,000 EUR	489,154
[g]Ineos Group Holdings Ltd.,			
senior note, 144A, 7.875%, 2/15/16	United Kingdom	2,375,000 EUR	2,646,226
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	11,600,000	9,860,000
[g]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	12,000,000 EUR	15,641,051
[g]Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	9,400,000 EUR	12,433,198
[g]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	11,000,000	10,505,000
[i]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	14,000,000	10,535,000
Novelis Inc., senior note,			
8.375%, 12/15/17	Canada	7,000,000	7,630,000
8.75%, 12/15/20	Canada	6,000,000	6,570,000
[g]Reynolds Group Issuer Inc./LLC/SA,			
senior note, 144A, 8.75%, 5/15/18	United States	14,000,000	13,615,000
senior note, 144A, 9.00%, 4/15/19	United States	1,000,000	970,000
senior note, 144A, 9.875%, 8/15/19	United States	400,000	402,000
senior note, 144A, 8.25%, 2/15/21	United States	3,000,000	2,752,500
senior secured note, 144A, 7.125%, 4/15/19	United States	5,000,000	5,125,000
[g]Sealed Air Corp., senior note, 144A,			
8.125%, 9/15/19	United States	4,000,000	4,350,000
8.375%, 9/15/21	United States	1,900,000	2,061,500
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	6,000,000	5,512,500
Vulcan Materials Co., senior note, 7.50%, 6/15/21	United States	1,700,000	1,681,621
			184,729,425
Media 3.3%			
[g]AMC Networks Inc., senior note, 144A, 7.75%, 7/15/21	United States	4,700,000	5,123,000
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000	3,270,000
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	5,000,000	5,787,500
CCO Holdings LLC/Capital Corp., senior note,			
7.875%, 4/30/18	United States	1,900,000	2,033,000
8.125%, 4/30/20	United States	5,000,000	5,437,500
6.50%, 4/30/21	United States	8,000,000	8,040,000
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	24,000,000	21,480,000
CSC Holdings Inc.,			
senior deb., 7.625%, 7/15/18	United States	6,000,000	6,570,000
[g]senior note, 144A, 6.75%, 11/15/21	United States	7,000,000	7,000,000
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21	United States	10,000,000	10,685,770
DISH DBS Corp., senior note,			
7.75%, 5/31/15	United States	5,000,000	5,400,000
7.125%, 2/01/16	United States	13,000,000	13,877,500
6.75%, 6/01/21	United States	4,000,000	4,150,000

26 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	7,400,000	$ 6,253,000
[g]Musketeer GmbH, senior secured note, 144A, 9.50%, 3/15/21	Germany	5,700,000 EUR	7,691,347
[h]Radio One Inc., senior sub. note, PIK, 15.00%, 5/24/16	United States	8,123,060	6,975,150
[g]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	8,000,000 EUR	7,038,149
Time Warner Inc.,			
7.625%, 4/15/31	United States	9,000,000	11,673,945
6.10%, 7/15/40	United States	3,000,000	3,503,856
[g]Univision Communications Inc., senior secured note, 144A,			
6.875%, 5/15/19	United States	2,200,000	2,156,000
7.875%, 11/01/20	United States	11,000,000	11,165,000
[g]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Cayman Islands	8,000,000 EUR	10,408,433
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	11,000,000	11,715,000
[g]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	10,000,000 EUR	14,187,026
			191,621,176
Pharmaceuticals, Biotechnology & Life Sciences 0.7%			
[g]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	3,700,000 EUR	5,294,010
[g]Endo Pharmaceuticals Holdings Inc., senior note, 144A, 7.00%, 7/15/19	United States	3,400,000	3,689,000
[g]Giant Funding Corp., senior note, 144A, 8.25%, 2/01/18	Spain	7,900,000	8,354,250
[g]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	9,500,000	9,167,500
[g]Mylan Inc., senior note, 144A,			
6.00%, 11/15/18	United States	4,000,000	4,220,000
7.875%, 7/15/20	United States	10,300,000	11,587,500
			42,312,260
Real Estate 0.1%			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	8,600,000	8,600,000
Retailing 1.1%			
[g]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	8,000,000	8,080,000
[g,k]Edcon Pty. Ltd., senior secured note, 144A, FRN, 4.778%, 6/15/14	South Africa	11,000,000 EUR	12,941,336
[g]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	9,000,000 GBP	11,818,777
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	16,000,000	16,320,000
[g]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	12,000,000	12,810,000
			61,970,113
Semiconductors & Semiconductor Equipment 0.7%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	5,000,000	5,175,000
7.75%, 8/01/20	United States	10,000,000	10,200,000

Semiannual Report | 27

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Semiconductors & Semiconductor Equipment (continued)			
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	2,304,000	$ 2,367,360
senior note, 10.125%, 12/15/16	United States	300,000	313,500
senior note, 8.05%, 2/01/20	United States	5,600,000	5,390,000
senior note, 10.75%, 8/01/20	United States	5,018,000	5,293,990
[g]senior secured note, 144A, 9.25%, 4/15/18	United States	3,000,000	3,262,500
[g]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	10,000,000	10,800,000
			42,802,350
Software & Services 0.6%			
[g]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	7,700,000	7,546,000
[g]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	1,600,000	1,528,000
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	9,000,000	7,425,000
[g]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	2,800,000	2,786,000
SunGard Data Systems Inc.,			
senior note, 7.625%, 11/15/20	United States	12,000,000	12,360,000
senior sub. note, 10.25%, 8/15/15	United States	2,600,000	2,710,500
			34,355,500
Technology Hardware & Equipment 0.4%			
[g]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	15,000,000	14,625,000
[g]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	12,000,000	11,880,000
			26,505,000
Telecommunication Services 2.7%			
CenturyLink Inc., senior note,			
6.00%, 4/01/17	United States	12,000,000	12,443,652
6.45%, 6/15/21	United States	3,000,000	3,019,149
Cricket Communications Inc., senior note,			
7.75%, 10/15/20	United States	14,000,000	12,005,000
[g]144A, 7.75%, 10/15/20	United States	1,000,000	850,000
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	400,000	435,000
senior note, 9.00%, 1/15/15	United States	10,000,000	10,950,000
[g]Digicel Group Ltd., senior note, 144A,			
8.875%, 1/15/15	Jamaica	11,000,000	11,192,500
8.25%, 9/01/17	Jamaica	1,000,000	1,030,000
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	1,700,000	1,823,250
8.50%, 4/15/20	United States	12,000,000	12,840,000
8.75%, 4/15/22	United States	6,000,000	6,390,000
[g]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	10,700,000	9,469,500
Intelsat Jackson Holdings SA, senior note,			
11.25%, 6/15/16	Luxembourg	10,000,000	10,575,000
[g]144A, 7.50%, 4/01/21	Luxembourg	7,000,000	7,052,500
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	10,000,000	10,156,250

28 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	17,000,000	$ 15,725,000
West Corp., senior note, 7.875%, 1/15/19	United States	15,000,000	15,300,000
[g]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	12,500,000	12,523,438
[g,h]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,413,462 EUR	2,998,485
			156,778,724
Transportation 0.4%			
[g]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	16,000,000	13,520,000
[g]Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	1,400,000	1,421,000
8.375%, 12/01/17	United Kingdom	1,800,000	1,687,500
11.50%, 4/01/18	United Kingdom	8,700,000	7,930,528
			24,559,028
Utilities 1.3%			
[g]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	3,600,000	3,879,000
7.50%, 2/15/21	United States	8,000,000	8,440,000
7.875%, 1/15/23	United States	5,000,000	5,300,000
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	8,000,000	9,511,360
[g]Infinis PLC, senior note, 144A, 9.125%, 12/15/14	United Kingdom	1,525,000 GBP	2,482,853
[g]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	12,000,000	12,187,500
[g]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	15,000,000	15,450,000
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	5,000,000	1,975,000
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,			
15.00%, 4/01/21	United States	7,100,000	4,437,500
[g]144A, 11.50%, 10/01/20	United States	12,000,000	10,380,000
			74,043,213
Total Corporate Bonds (Cost $2,011,476,656)			2,051,860,591
[k,l]**Senior Floating Rate Interests 15.7%**			
Automobiles & Components 0.1%			
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	2,992,500	2,836,016
Key Safety Systems Inc., Term Loan B, 2.494% - 2.496%, 3/10/14	United States	5,333,453	4,940,111
			7,776,127
Capital Goods 1.2%			
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	10,387,216	10,403,908
RBS Global Inc. (Rexnord), Tranche B-1 Term B Loan, 2.75% - 2.938%, 7/22/13	United States	14,234,198	14,109,649
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	10,045,225	9,743,869

Semiannual Report | 29

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

30 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Semiannual Report | 31

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[k,l] Senior Floating Rate Interests (continued)			
Media (continued)			
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 1.995%, 3/29/16	United States	17,353,333	$ 17,208,728
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	20,920,000	20,606,200
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	7,333,529	7,223,526
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	21,663,091	9,134,611
[d] Regal Cinemas Corp., Term Loan, 3.369%, 8/23/17	United States	8,999,966	8,902,092
Summit Entertainment LLC, Term Loan, 7.50%, 9/07/16	United States	20,518,055	19,902,514
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	10,963,705	11,011,672
Univision Communications Inc., Extended First Lien Term Loan, 4.496%, 3/31/17	United States	22,861,445	20,784,871
UPC Financing Partnership, Term Loan T, 3.872%, 12/31/16	Netherlands	5,614,606	5,453,186
			150,557,031
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	4,552,577	4,526,021
Warner Chilcott Corp., Term B-1 Loan, 4.25%, 3/15/18	United States	9,105,153	9,052,043
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	6,259,793	6,223,280
			19,801,344
Software & Services 1.1%			
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	Netherlands	23,686,301	22,383,554
Fidelity National Information Services Inc., Term Loan B, 5.25%, 7/18/16	United States	7,576,591	7,642,887
First Data Corp.,			
Term Loan B-1, 2.995%, 9/24/14	United States	12,880,465	11,933,751
Term Loan B-2, 2.995%, 9/24/14	United States	1,007,810	934,114
Term Loan B-3, 2.995%, 9/24/14	United States	1,007,810	934,114
[d] SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.894% - 3.941%, 2/28/16	United States	9,760,556	9,675,152
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	9,156,000	8,843,167
			62,346,739
Telecommunication Services 0.7%			
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	Luxembourg	35,575,535	35,475,496
SBA Senior Finance II LLC, Term Loan, 3.75%, 6/30/18	United States	6,668,467	6,630,957
			42,106,453
Transportation 0.4%			
Evergreen International Aviation Inc., Term Loan, 11.50%, 6/30/15	United States	4,530,000	4,348,800
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	6,136,300	5,673,746
Tranche B Term Loan, 3.75%, 3/11/18	United States	13,721,050	13,637,750
YRCW Receivables LLC, Term B Loan, 11.25%, 9/30/14	United States	850,650	812,370
			24,472,666
Total Senior Floating Rate Interests (Cost $923,006,087)			909,802,443

32 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities 22.9%			
[g]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	Egypt	13,790,000	$ 13,968,443
The Export-Import Bank of Korea, senior note, 8.125%, 1/21/14	South Korea	7,905,000	8,823,822
[k,m]Government of Argentina, senior bond, FRN, 0.438%, 8/03/12	Argentina	110,000,000	13,158,475
Government of Australia, senior bond, 5.75%, 4/15/12	Australia	59,940,000 AUD	63,589,843
Government of Hungary,			
5.50%, 2/12/14	Hungary	5,214,400,000 HUF	22,821,993
5.50%, 2/12/16	Hungary	7,719,020,000 HUF	32,636,320
6.50%, 6/24/19	Hungary	721,600,000 HUF	3,058,513
7.50%, 11/12/20	Hungary	1,094,800,000 HUF	4,888,362
D, 6.75%, 8/22/14	Hungary	890,000,000 HUF	3,988,474
senior note, 6.25%, 1/29/20	Hungary	21,690,000	21,075,522
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	86,535,000,000 IDR	11,157,027
[d]FR20, 14.275%, 12/15/13	Indonesia	43,065,000,000 IDR	5,747,433
FR26, 11.00%, 10/15/14	Indonesia	4,500,000,000 IDR	585,574
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000 IDR	1,383,277
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000 IDR	27,896,570
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000 IDR	5,315,997
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000 IDR	4,627,959
FR44, 10.00%, 9/15/24	Indonesia	92,490,000,000 IDR	13,311,975
FR47, 10.00%, 2/15/28	Indonesia	28,000,000,000 IDR	4,062,444
[d]FR49, 9.00%, 9/15/13	Indonesia	11,000,000,000 IDR	1,325,765
Government of Ireland,			
4.00%, 1/15/14	Ireland	7,225,000 EUR	9,194,363
4.60%, 4/18/16	Ireland	1,342,000 EUR	1,658,946
5.90%, 10/18/19	Ireland	8,853,000 EUR	10,824,381
4.50%, 4/18/20	Ireland	4,120,000 EUR	4,513,922
5.00%, 10/18/20	Ireland	8,410,000 EUR	9,485,666
senior bond, 4.50%, 10/18/18	Ireland	2,714,000 EUR	3,087,236
senior bond, 4.40%, 6/18/19	Ireland	2,503,000 EUR	2,804,486
senior bond, 5.40%, 3/13/25	Ireland	5,000,000 EUR	5,563,044
Government of Israel,			
4.00%, 3/30/12	Israel	10,495,000 ILS	2,912,155
5.00%, 3/31/13	Israel	14,509,000 ILS	4,119,062
[d]3.50%, 9/30/13	Israel	43,660,000 ILS	12,170,462
Government of Malaysia, senior bond,			
2.711%, 2/14/12	Malaysia	1,170,000 MYR	381,539
3.718%, 6/15/12	Malaysia	65,909,000 MYR	21,629,602
2.509%, 8/27/12	Malaysia	64,565,000 MYR	21,012,140
3.702%, 2/25/13	Malaysia	92,626,000 MYR	30,511,814
3.70%, 5/15/13	Malaysia	8,210,000 MYR	2,707,162
3.21%, 5/31/13	Malaysia	44,410,000 MYR	14,537,139
3.461%, 7/31/13	Malaysia	60,090,000 MYR	19,748,731
4.24%, 2/07/18	Malaysia	64,800,000 MYR	21,954,464
Government of Mexico,			
M, 9.00%, 6/20/13	Mexico	1,056,000[n] MXN	8,480,160
M, 7.00%, 6/19/14	Mexico	600,000[n] MXN	4,762,712

Semiannual Report | 33

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Mexico, (continued)			
M, 8.00%, 12/17/15	Mexico	725,000[n] MXN	$ 6,056,053
MI, 9.00%, 12/20/12	Mexico	577,000[n] MXN	4,543,526
MI, 8.00%, 12/19/13	Mexico	4,789,700[n] MXN	38,471,797
Government of Poland,			
4.75%, 4/25/12	Poland	154,060,000 PLN	48,522,224
5.25%, 4/25/13	Poland	15,850,000 PLN	5,038,558
5.75%, 4/25/14	Poland	24,040,000 PLN	7,749,201
6.25%, 10/24/15	Poland	44,475,000 PLN	14,668,768
5.75%, 9/23/22	Poland	38,200,000 PLN	12,043,362
senior note, 6.375%, 7/15/19	Poland	15,000,000	16,843,950
Strip, 10/25/12	Poland	3,920,000 PLN	1,181,204
Strip, 1/25/13	Poland	7,430,000 PLN	2,214,240
Strip, 7/25/13	Poland	34,230,000 PLN	9,984,293
[g]Government of Russia, 144A, 7.50%, 3/31/30	Russia	24,672,580	29,292,521
Government of Sri Lanka,			
A, 6.90%, 8/01/12	Sri Lanka	5,500,000 LKR	49,758
A, 8.50%, 1/15/13	Sri Lanka	152,900,000 LKR	1,404,259
A, 13.50%, 2/01/13	Sri Lanka	178,300,000 LKR	1,730,353
A, 7.00%, 3/01/14	Sri Lanka	21,070,000 LKR	186,691
A, 11.25%, 7/15/14	Sri Lanka	528,200,000 LKR	5,147,111
A, 11.75%, 3/15/15	Sri Lanka	3,490,000 LKR	34,393
A, 6.50%, 7/15/15	Sri Lanka	86,940,000 LKR	732,292
A, 11.00%, 8/01/15	Sri Lanka	601,300,000 LKR	5,826,098
A, 6.40%, 8/01/16	Sri Lanka	48,100,000 LKR	394,726
B, 6.60%, 6/01/14	Sri Lanka	21,400,000 LKR	187,184
B, 6.40%, 10/01/16	Sri Lanka	45,400,000 LKR	375,115
Government of Sweden,			
5.50%, 10/08/12	Sweden	443,820,000 SEK	70,698,224
1.50%, 8/30/13	Sweden	277,260,000 SEK	42,719,358
Government of the Philippines,			
senior bond, 5.75%, 2/21/12	Philippines	71,210,000 PHP	1,688,717
senior bond, 5.25%, 1/07/13	Philippines	131,690,000 PHP	3,189,178
senior bond, 8.75%, 3/03/13	Philippines	195,870,000 PHP	4,926,056
senior bond, R3-7, 5.25%, 9/24/12	Philippines	12,060,000 PHP	290,285
senior note, 6.25%, 1/27/14	Philippines	121,000,000 PHP	3,010,471
[g]Government of Ukraine, 144A, 7.75%, 9/23/20	Ukraine	20,000,000	18,800,000
Government of Venezuela, 10.75%, 9/19/13	Venezuela	20,000,000	20,000,000
[g]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	14,000,000	14,210,000
Korea Treasury Bond,			
4.75%, 12/10/11	South Korea	53,898,700,000 KRW	48,523,609
5.25%, 9/10/12	South Korea	21,000,000,000 KRW	19,155,127
5.25%, 3/10/13	South Korea	767,400,000 KRW	705,242
senior bond, 4.00%, 6/10/12	South Korea	87,530,140,000 KRW	78,904,780
senior bond, 4.25%, 12/10/12	South Korea	33,028,000,000 KRW	29,908,211
senior bond, 3.75%, 6/10/13	South Korea	1,907,000,000 KRW	1,719,604
senior bond, 3.00%, 12/10/13	South Korea	28,447,030,000 KRW	25,304,854
senior bond, 1303, 5.00%, 3/26/13	South Korea	12,791,000,000 KRW	11,751,942

34 | Semiannual Report

U.	S. Government and Agency Securities 1.7%
U.	S. Treasury Bond,

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

36 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Transportation 0.1%			
American Airlines Pass Through Trust, 2011-2, A, 8.625%, 4/15/23	United States	7,400,000	$ 7,413,875
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $175,690,508)			182,284,035
Mortgage-Backed Securities 5.5%			
ᵏFederal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†			
FHLMC, 2.473%, 1/01/33	United States	171,998	180,041
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.7%			
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	2,519,295	2,688,777
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	3,180,462	3,427,123
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	396,647	428,489
FHLMC Gold 30 Year, 4.00%, 5/01/39 - 9/01/40	United States	20,000,011	20,787,120
FHLMC Gold 30 Year, 4.50%, 8/01/40 - 10/01/40	United States	37,466,410	39,586,336
FHLMC Gold 30 Year, 5.00%, 3/01/34 - 6/01/37	United States	7,555,491	8,120,449
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	7,367,984	8,058,806
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 2/01/39	United States	13,032,866	14,290,633
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	1,305,293	1,456,887
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	116,766	134,730
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	22,943	26,762
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	527	623
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	220	269
			99,007,004
ᵏFederal National Mortgage Association (FNMA) Adjustable Rate 0.0%†			
FNMA, 2.404%, 12/01/34	United States	528,920	551,869
FNMA, 2.419%, 4/01/20	United States	124,923	126,206
			678,075
Federal National Mortgage Association (FNMA) Fixed Rate 3.7%			
FNMA 15 Year, 4.50%, 3/01/20	United States	565,720	606,504
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	609,197	658,270
FNMA 15 Year, 5.50%, 12/01/12 - 4/01/22	United States	15,301,549	16,350,496
FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16	United States	56,138	60,947
FNMA 15 Year, 6.50%, 6/01/13	United States	2,177	2,276
FNMA 15 Year, 7.50%, 10/01/14	United States	4,880	5,310
FNMA 30 Year, 4.00%, 11/01/40 - 9/01/41	United States	40,500,003	42,161,587
FNMA 30 Year, 4.50%, 3/01/28 - 5/01/41	United States	52,058,738	55,136,273
FNMA 30 Year, 5.00%, 4/01/34 - 2/01/41	United States	39,554,979	42,651,661
FNMA 30 Year, 5.50%, 9/01/33 - 7/01/38	United States	13,221,724	14,439,583
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	33,603,437	37,002,246
FNMA 30 Year, 6.50%, 1/01/24 - 10/01/37	United States	3,946,520	4,401,756
FNMA 30 Year, 7.50%, 10/01/29	United States	21,637	25,286

Semiannual Report | 37

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal National Mortgage Association (FNMA)			
Fixed Rate (continued)			
FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26	United States	11,230	$ 13,102
FNMA 30 Year, 8.50%, 7/01/25	United States	670	783
			213,516,080
Government National Mortgage Association (GNMA)			
Fixed Rate 0.1%			
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	798,517	882,842
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	2,239,262	2,499,482
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	262,413	293,802
GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32	United States	142,927	163,713
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	47,825	55,767
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	9,477	11,087
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	10,350	12,255
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	123	148
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	422	508
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	657	799
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	1,137,920	1,261,346
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	557,639	623,586
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	465,857	522,916
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	218,070	248,738
GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32	United States	111,507	125,514
			6,702,503
Total Mortgage-Backed Securities (Cost $309,446,541)			320,083,703
Municipal Bonds 3.5%			
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 7.043%, 4/01/50	United States	19,600,000	25,117,204
California State GO,			
7.625%, 3/01/40	United States	6,200,000	7,598,844
5.25%, 11/01/40	United States	3,375,000	3,447,765
Build America Bonds, 7.60%, 11/01/40	United States	19,200,000	23,613,696
Refunding, 5.00%, 4/01/38	United States	29,100,000	29,193,702
Various Purpose, 6.00%, 4/01/38	United States	10,000,000	11,042,000
Various Purpose, 6.00%, 11/01/39	United States	1,000,000	1,105,440
Various Purpose, Refunding, 5.25%, 3/01/38	United States	7,220,000	7,355,519
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	1,815,000	1,766,721
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	1,755,000	1,758,966
Chicago Waterworks Revenue, second lien, Refunding, 5.25%, 11/01/38	United States	7,575,000	7,793,615
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,			
8/01/25	United States	7,720,000	3,594,355
8/01/26	United States	3,985,000	1,732,479
8/01/27	United States	5,315,000	2,147,313
8/01/29	United States	5,315,000	1,848,982

38 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Municipal Bonds (continued)			
Illinois State GO,			
5.877%, 3/01/19	United States	26,315,000	$ 27,929,688
Build America Bonds, 7.35%, 7/01/35	United States	14,380,000	16,012,705
g New York City IDA, 144A, 11.00%, 3/01/29	United States	1,800,000	2,198,286
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,			
8/01/27	United States	1,025,000	426,984
8/01/30	United States	1,025,000	344,021
8/01/32	United States	1,280,000	371,738
8/01/33	United States	675,000	182,750
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%,			
8/01/40	United States	7,550,000	7,967,137
San Francisco City and County GO, Build America Bonds,			
5.75%, 6/15/27	United States	5,675,000	6,402,989
5.93%, 6/15/28	United States	5,070,000	5,685,295
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,			
9/01/30	United States	2,475,000	914,266
3/01/31	United States	675,000	239,659
Sonoma County Pension Obligation Revenue, Series A, 6.00%,			
12/01/29	United States	6,800,000	7,195,420
Total Municipal Bonds (Cost $183,583,215)			204,987,539
Total Investments before Short Term Investments (Cost $5,015,180,349)			5,124,521,112
Short Term Investments 11.0%			
Foreign Government and Agency Securities 4.8%			
r Bank of Negara Monetary Note, 11/03/11 - 4/19/12	Malaysia	91,335,000 MYR	29,569,275
r Egypt Treasury Bills, 11/08/11 - 2/21/12	Egypt	112,525,000 EGP	18,507,026
Government of Singapore, senior bond, 2.625%, 4/01/12	Singapore	21,790,000 SGD	17,528,792
r Israel Treasury Bills, 11/02/11 - 5/02/12	Israel	181,605,000 ILS	49,663,932
r Malaysia Treasury Bills, 1/20/12 - 7/27/12	Malaysia	44,220,000 MYR	14,160,245
r Norway Treasury Bills,			
12/21/11	Norway	121,510,000 NOK	21,764,375
3/21/12	Norway	428,400,000 NOK	76,365,752
r Philippine Treasury Bills, 11/29/11 - 9/05/12	Philippines	349,350,000 PHP	8,168,793
r Singapore Treasury Bill, 11/01/12	Singapore	17,400,000 SGD	13,850,705
r Sri Lanka Treasury Bills, 1/27/12 - 9/28/12	Sri Lanka	92,290,000 LKR	813,150
United Kingdom Treasury Note, 3.25%, 12/07/11	United Kingdom	17,755,000 GBP	28,627,841
Total Foreign Government and Agency Securities (Cost $287,103,720)			279,019,886
Total Investments before Money Market Funds (Cost $5,302,284,069)			5,403,540,998

Semiannual Report | 39

40 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) (continued)

Franklin Strategic Income Fund

At October 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Semiannual Report | 41

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	BZWS	Buy	2,803,300,000	5,658,089	2/09/12	$ —	$ (8,761)
Euro	UBSW	Sell	6,497,000	8,821,432	2/13/12	—	(165,885)
Euro	DBAB	Sell	3,967,734	5,364,179	2/14/12	—	(124,392)
Japanese Yen	DBAB	Sell	413,700,000	5,000,000	2/15/12	—	(302,611)
Euro	DBAB	Sell	11,080,000	14,969,634	2/22/12	—	(357,193)
Singapore Dollar	DBAB	Buy	4,134,000	3,234,059	2/24/12	60,279	—
Singapore Dollar	DBAB	Buy	2,577,000	2,021,018	2/27/12	32,653	—
Singapore Dollar	DBAB	Buy	2,581,000	2,021,587	2/29/12	35,331	—
Euro	UBSW	Sell	7,337,000	10,015,519	3/01/12	—	(133,566)
Japanese Yen	UBSW	Sell	319,100,000	3,925,259	3/01/12	—	(166,109)
Japanese Yen	JPHQ	Sell	286,100,000	3,519,931	3/01/12	—	(148,325)
Japanese Yen	HSBC	Sell	286,000,000	3,520,000	3/01/12	—	(146,973)
Euro	DBAB	Sell	5,700,000	7,986,840	3/15/12	102,308	—
Singapore Dollar	DBAB	Buy	3,699,000	2,899,653	3/19/12	49,056	—
Singapore Dollar	HSBC	Buy	4,228,000	3,313,584	3/19/12	56,825	—
Singapore Dollar	JPHQ	Buy	5,298,000	4,142,623	3/19/12	80,752	—
Singapore Dollar	HSBC	Buy	3,182,000	2,485,064	3/21/12	51,585	—
Singapore Dollar	DBAB	Buy	3,982,600	3,106,795	3/21/12	68,082	—
Euro	DBAB	Sell	4,259,000	5,961,067	4/05/12	69,949	—
British Pound	DBAB	Sell	4,554,000	7,370,649	4/11/12	60,891	—
Euro	DBAB	Sell	2,624,867	3,708,937	4/11/12	78,204	—
Indian Rupee	DBAB	Buy	59,919,000	1,278,954	4/11/12	—	(74,605)
Indian Rupee	DBAB	Buy	128,487,000	2,752,506	4/13/12	—	(170,502)
Chilean Peso	MSCO	Buy	464,940,000	944,520	4/16/12	—	(14,045)
Indian Rupee	JPHQ	Buy	86,303,000	1,844,081	4/16/12	—	(110,323)
Indian Rupee	JPHQ	Buy	84,715,000	1,799,384	4/18/12	—	(97,881)
Euro	DBAB	Sell	7,453,500	10,626,455	4/19/12	316,826	—
Indian Rupee	JPHQ	Buy	42,318,000	898,090	4/19/12	—	(48,220)
Indian Rupee	DBAB	Buy	29,785,000	630,637	4/19/12	—	(32,467)
Chilean Peso	MSCO	Buy	416,590,000	841,596	4/20/12	—	(8,227)
Euro	DBAB	Sell	2,578,396	3,648,688	4/23/12	82,286	—
Japanese Yen	DBAB	Sell	651,360,000	8,000,000	4/25/12	—	(361,174)
Indian Rupee	DBAB	Buy	60,176,000	1,277,893	4/26/12	—	(70,259)
Singapore Dollar	DBAB	Buy	20,972,900	17,000,000	4/26/12	—	(272,013)
Chilean Peso	JPHQ	Buy	937,202,000	1,900,633	4/27/12	—	(27,159)
Euro	DBAB	Sell	3,459,000	4,971,967	4/27/12	187,548	—
Indian Rupee	JPHQ	Buy	51,177,000	1,085,408	4/27/12	—	(58,476)
Chilean Peso	CITI	Buy	1,510,671,000	3,105,182	4/30/12	—	(86,235)
Indian Rupee	JPHQ	Buy	42,633,000	905,159	4/30/12	—	(49,871)
Chilean Peso	DBAB	Buy	6,734,000,000	14,011,652	5/04/12	—	(559,526)
Euro	DBAB	Sell	10,590,000	15,544,002	5/04/12	896,165	—
Philippine Peso	JPHQ	Buy	456,800,000	10,676,140	5/04/12	—	(40,847)
British Pound	DBAB	Sell	3,450,646	5,626,485	5/10/12	89,551	—
Euro	DBAB	Sell	2,500,000	3,518,650	5/10/12	60,714	—
Singapore Dollar	DBAB	Buy	17,302,320	14,000,000	5/10/12	—	(197,252)

42 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	3,090,000	4,359,193	5/11/12	$ 85,184	$ —
Indian Rupee	JPHQ	Buy	142,170,000	3,000,000	5/11/12	—	(149,826)
British Pound	DBAB	Sell	8,057,500	13,034,618	5/17/12	106,528	—
Euro	DBAB	Sell	2,050,692	2,863,381	5/21/12	26,923	—
Indian Rupee	DBAB	Buy	81,531,000	1,708,529	6/01/12	—	(76,200)
Indian Rupee	HSBC	Buy	94,216,000	1,995,679	6/04/12	—	(109,743)
Euro	DBAB	Sell	3,488,331	4,982,872	6/06/12	157,929	—
Singapore Dollar	JPHQ	Buy	18,544,500	15,000,000	6/06/12	—	(201,446)
Euro	DBAB	Sell	8,900,000	12,599,285	6/07/12	289,105	—
Indian Rupee	DBAB	Buy	60,055,000	1,266,449	6/07/12	—	(64,547)
Indian Rupee	HSBC	Buy	16,031,000	340,433	6/08/12	—	(19,620)
Euro	DBAB	Sell	5,312,500	7,653,188	6/11/12	305,123	—
Indian Rupee	DBAB	Buy	16,259,000	345,128	6/11/12	—	(19,814)
Indian Rupee	HSBC	Buy	40,470,000	859,236	6/13/12	—	(49,604)
Indian Rupee	DBAB	Buy	40,697,000	862,042	6/18/12	—	(48,126)
Indian Rupee	DBAB	Buy	37,071,000	782,254	6/20/12	—	(40,950)
Euro	DBAB	Sell	1,027,386	1,439,471	6/27/12	18,431	—
Euro	UBSW	Sell	9,972,000	13,998,694	6/29/12	205,824	—
Euro	DBAB	Sell	3,464,600	4,952,992	7/05/12	160,903	—
British Pound	DBAB	Sell	992,188	1,580,059	7/09/12	—	(10,917)
Euro	DBAB	Sell	6,972,237	9,872,688	7/09/12	228,990	—
Chilean Peso	DBAB	Buy	1,632,000,000	3,387,298	7/11/12	—	(148,410)
British Pound	DBAB	Sell	825,578	1,325,631	7/12/12	1,859	—
Indian Rupee	JPHQ	Buy	721,050,000	15,454,008	7/16/12	—	(1,058,967)
New Israeli Shekel	DBAB	Buy	11,610,000	3,292,683	7/16/12	—	(106,635)
Euro	DBAB	Sell	1,072,969	1,510,847	7/23/12	26,768	—
Euro	DBAB	Sell	3,700,000	5,263,620	7/25/12	145,957	—
Euro	BZWS	Sell	12,560,000	17,800,032	8/01/12	427,706	—
Euro	DBAB	Sell	3,379,556	4,803,869	8/06/12	129,463	—
Euro	CITI	Sell	1,324,074	1,858,934	8/08/12	27,553	—
British Pound	DBAB	Sell	846,924	1,377,945	8/09/12	20,380	—
Euro	CITI	Sell	384,312	540,746	8/09/12	9,189	—
Chilean Peso	JPHQ	Buy	5,646,370,800	11,557,603	8/20/12	—	(394,282)
Euro	DBAB	Sell	482,639	691,815	8/20/12	24,262	—
Japanese Yen	DBAB	Sell	61,790,000	808,759	8/20/12	13,374	—
Japanese Yen	UBSW	Sell	101,506,000	1,330,703	8/20/12	24,078	—
Japanese Yen	JPHQ	Sell	50,440,000	659,821	8/20/12	10,537	—
Japanese Yen	HSBC	Sell	208,867,000	2,740,723	8/20/12	52,105	—
Euro	BZWS	Sell	5,663,000	8,115,079	8/22/12	282,426	—
Euro	UBSW	Sell	9,800,000	13,956,670	8/22/12	402,017	—
Japanese Yen	BZWS	Sell	50,333,000	661,145	8/22/12	13,209	—
Japanese Yen	MSCO	Sell	39,600,000	520,136	8/22/12	10,365	—
Japanese Yen	DBAB	Sell	50,397,000	661,908	8/22/12	13,148	—
Euro	BZWS	Sell	1,096,988	1,577,469	8/23/12	60,195	—

Semiannual Report | 43

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	FBCO	Sell	99,826,000	1,311,946	8/23/12	$ 26,858	$ —
Japanese Yen	DBAB	Sell	49,740,000	655,885	8/23/12	15,568	—
Japanese Yen	CITI	Sell	100,563,000	1,323,894	8/23/12	29,318	—
Euro	BZWS	Sell	1,838,243	2,637,143	8/24/12	94,622	—
Japanese Yen	JPHQ	Sell	100,349,000	1,315,449	8/24/12	23,598	—
Euro	BZWS	Sell	9,189,134	13,218,920	8/27/12	509,214	—
Euro	DBAB	Sell	3,348,908	4,826,278	8/27/12	194,326	—
Japanese Yen	BZWS	Sell	139,815,000	1,833,279	8/27/12	33,235	—
Japanese Yen	DBAB	Sell	1,803,257,000	23,729,564	8/27/12	513,588	—
Japanese Yen	UBSW	Sell	110,527,000	1,453,681	8/27/12	30,705	—
Japanese Yen	JPHQ	Sell	50,640,000	665,878	8/27/12	13,915	—
Japanese Yen	HSBC	Sell	158,794,000	2,083,227	8/27/12	38,839	—
United States Dollar	UBSW	Buy	20,000,000	13,902,212 EUR	8/27/12	771,527	—
Euro	DBAB	Sell	6,322,714	9,051,597	8/29/12	306,516	—
Euro	DBAB	Sell	6,910,000	9,929,670	8/30/12	372,307	—
Japanese Yen	BZWS	Sell	423,900,000	5,562,992	8/30/12	105,128	—
Euro	DBAB	Sell	50,769	73,427	8/31/12	3,208	—
Japanese Yen	JPHQ	Sell	49,853,000	653,339	8/31/12	11,449	—
Euro	BZWS	Sell	1,131,025	1,588,072	9/10/12	23,740	—
Euro	BZWS	Sell	1,107,838	1,548,758	9/12/12	16,497	—
Euro	BZWS	Sell	3,163,096	4,326,562	9/14/12	—	(48,338)
Euro	UBSW	Sell	2,950,776	4,044,629	9/17/12	—	(36,602)
Euro	BZWS	Sell	742,104	1,028,705	9/19/12	2,299	—
Euro	BZWS	Sell	1,894,260	2,577,179	9/24/12	—	(42,768)
Euro	DBAB	Sell	835,443	1,124,590	10/04/12	—	(30,902)
Philippine Peso	DBAB	Buy	63,030,000	1,447,302	10/04/12	14,772	—
Philippine Peso	HSBC	Buy	50,559,000	1,146,957	10/04/12	25,834	—
Euro	UBSW	Sell	8,180,000	10,900,055	10/05/12	—	(413,604)
Philippine Peso	DBAB	Buy	75,358,000	1,730,379	10/05/12	17,661	—
Philippine Peso	HSBC	Buy	75,377,000	1,699,173	10/05/12	49,308	—
Philippine Peso	DBAB	Buy	61,862,000	1,421,298	10/09/12	13,682	—
Philippine Peso	JPHQ	Buy	19,908,000	456,396	10/09/12	5,399	—
Euro	BZWS	Sell	8,197,000	10,870,615	10/11/12	—	(466,511)
Philippine Peso	DBAB	Buy	49,502,000	1,137,193	10/11/12	11,079	—
Philippine Peso	JPHQ	Buy	24,697,000	566,185	10/11/12	6,698	—
Philippine Peso	HSBC	Buy	74,358,000	1,709,733	10/11/12	15,110	—
Philippine Peso	DBAB	Buy	14,740,000	337,686	10/12/12	4,230	—
Euro	DBAB	Sell	7,975,252	10,993,088	10/15/12	—	(37,314)
Philippine Peso	JPHQ	Buy	54,934,000	1,260,076	10/15/12	14,199	—
Philippine Peso	HSBC	Buy	24,577,000	563,241	10/15/12	6,859	—
Euro	DBAB	Sell	3,327,609	4,590,703	10/18/12	—	(11,633)
Euro	DBAB	Sell	444,306	606,988	10/22/12	—	(7,519)
Japanese Yen	DBAB	Sell	2,075,980,000	27,252,058	10/22/12	490,382	—
Philippine Peso	JPHQ	Buy	712,650,000	16,409,164	10/22/12	121,803	—

44 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2011 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	935,270	1,285,155	10/24/12	$ —	$ (8,389)
Euro	BZWS	Sell	7,129,865	9,891,975	10/25/12	30,875	—
Euro	BZWS	Sell	5,986,000	8,289,353	10/26/12	10,304	—
Euro	CITI	Sell	2,785,851	3,878,378	10/26/12	25,355	—
Japanese Yen	JPHQ	Sell	993,630,000	13,116,968	10/26/12	306,797	—
Euro	UBSW	Sell	9,398,000	13,082,016	10/29/12	83,962	—
Euro	DBAB	Sell	5,905,773	8,326,018	10/31/12	157,955	—
Japanese Yen	JPHQ	Sell	1,081,080,000	14,356,019	10/31/12	416,808	—
Euro	DBAB	Sell	1,081,381	1,504,136	11/02/12	21,788	—
Japanese Yen	BZWS	Sell	386,912,500	5,000,000	11/02/12	17,988	—
Unrealized appreciation (depreciation)						11,652,657	(22,012,696)
Net unrealized appreciation (depreciation)							$(10,360,039)

*In U.S. dollars unless otherwise indicated.

At October 31, 2011, the Fund had the following credit default contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]									
Traded Index									
CDX.NA.HY.17	GSCO	170,000,000	5.00%	12/20/16	(15,963,099)	7,484,040	—	$(8,479,059)	Non Investment Grade
LCDX.NA.17	GSCO	50,000,000	2.50%	12/20/16	(6,226,254)	3,742,104	—	(2,484,150)	Non Investment Grade
Unrealized appreciation (depreciation)						11,226,144	—		
Net unrealized appreciation (depreciation)						$11,226,144			

[a]Positions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

Counterparty	Collateral Posted (Received)
GSCO	$9,420,000

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page 65.

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities

October 31, 2011 (unaudited)

	Franklin Strategic Income Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$5,302,284,069
Cost - Sweep Money Fund (Note 7)	356,970,091
Total cost of investments	$5,659,254,160
Value - Unaffiliated issuers	$5,403,540,998
Value - Sweep Money Fund (Note 7)	356,970,091
Total value of investments	5,760,511,089
Cash	6,348,778
Foreign currency, at value (cost $341,857)	338,195
Receivables:	
Investment securities sold	20,717,048
Capital shares sold	15,812,814
Interest	74,802,178
Due from brokers	32,850,000
Unrealized appreciation on forward exchange contracts	11,652,657
Unrealized appreciation on swap contracts	11,226,144
Other assets	17,585
Total assets	5,934,276,488
Liabilities:	
Payables:	
Investment securities purchased	74,325,712
Capital shares redeemed	13,905,811
Affiliates	4,032,403
Allocator Funds (Note 12)	14,083
Distributions to shareholders	4,849,907
Swaps (premiums received $22,556,250)	22,189,353
Unrealized depreciation on forward exchange contracts	22,012,696
Unrealized depreciation on unfunded loan commitments (Note 10)	8,908
Deferred tax	6,591
Accrued expenses and other liabilities	1,494,754
Total liabilities	142,840,218
Net assets, at value	$5,791,436,270
Net assets consist of:	
Paid-in capital	$5,669,049,216
Undistributed net investment income	19,127,325
Net unrealized appreciation (depreciation)	102,917,318
Accumulated net realized gain (loss)	342,411
Net assets, at value	$5,791,436,270

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Strategic Series

Notes to Financial Statements (unaudited)

Franklin Strategic Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

50 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

Semiannual Report | 51

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may

52 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 11 regarding other derivative information.

e. FT Holdings Corporation II

The Fund invests in certain securities through its investment in FT Holdings Corporation II, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At October 31, 2011, all Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended October 31, 2011 have been included in the Fund’s Statement of Operations.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced (TBA) basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

Semiannual Report | 53

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax

54 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 55

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

56 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Semiannual Report | 57

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

3. TRANSACTIONS WITH AFFILIATES (continued) c. Distribution Fees (continued)

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended October 31, 2011, the Fund paid transfer agent fees of $3,873,653, of which $1,956,233 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2011, the Fund had capital loss carryforwards of $14,864,776 expiring in 2018.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

58 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

5. INCOME TAXES (continued)

for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2011, the Fund deferred realized currency losses of $3,854,426.

At October 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, corporate actions, offering costs, inflation related adjustments on foreign securities, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2011, aggregated $1,365,264,322 and $993,027,589, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2011, the Fund had 50.01% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more

Semiannual Report | 59

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2011, the aggregate value of these securities was $10,545,000, representing 0.18% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At October 31, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

60 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

11. OTHER DERIVATIVE INFORMATION

At October 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended October 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended October 31, 2011, the average month end market value of derivatives represented 0.86% of average month end net assets. The average month end number of open derivative contracts for the period was 189.

See Note 1(d) regarding derivative financial instruments.

12. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than

Semiannual Report | 61

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

12. SPECIAL SERVICING AGREEMENT (continued)

any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended October 31, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At October 31, 2011, 2.00% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended October 31, 2011, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

62 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

14. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Semiannual Report | 63

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

14. FAIR VALUE MEASUREMENTS (continued)

At October 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. bIncludes common and preferred stocks. cIncludes securities determined to have no value.

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

64 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 65

Franklin Strategic Series

Shareholder Information

Franklin Strategic Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

66 | Semiannual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/LAURA F. Fergerson
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. Fergerson
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date December 28, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date December 28, 2011